                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                      INSIGNIA SOLUTIONS PLC
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
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     (4) Date Filed:
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
                                     [LOGO]

                                 June 15, 1998

To Our Shareholders:

    You are cordially invited to attend the 1998 Annual General Meeting of Shareholders of Insignia Solutions plc to be held at Buckingham Court, Kingsmead Business Park, London Road, High Wycombe, Buckinghamshire HP11 1JU, United Kingdom, on Tuesday, July 21, 1998, at 12:30 p.m., local time.

    The matters expected to be acted upon at the meeting are described in detail in the following Notice of Annual General Meeting and Proxy Statement.

    It is important that you use this opportunity to take part in the affairs of your Company by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

    THE PROXY SHOULD BE RETURNED TO THE OFFICES OF THE COMPANY AT BUCKINGHAM COURT, KINGSMEAD BUSINESS PARK, LONDON ROAD, HIGH WYCOMBE, BUCKINGHAMSHIRE HP11 1JU, UNITED KINGDOM, NOT LATER THAN 12:30 P.M. ON SUNDAY, JULY 19, 1998, BEING 48 HOURS PRIOR TO THE TIME FIXED FOR THE ANNUAL GENERAL MEETING. Returning the Proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

    We look forward to seeing you at the meeting.

                                          Sincerely,

                                                    [LOGO]

                                          Stephen M. Ambler
                                          Company Secretary

                             INSIGNIA SOLUTIONS PLC

                                ----------------

                        NOTICE OF ANNUAL GENERAL MEETING

    NOTICE IS HEREBY GIVEN that the Annual General Meeting of Insignia Solutions plc (the "Company") will be held at Buckingham Court, Kingsmead Business Park, London Road, High Wycombe, Buckinghamshire HP11 1JU, United Kingdom, on Tuesday, July 21, 1998 at 12:30 p.m., local time, to transact the following business:

    1. To receive the U.K. statutory accounts of the Company for the year ended December 31, 1997 together with the Directors' and Auditors' reports thereon.

    2. To re-appoint Price Waterhouse as U.K. statutory auditors of the Company until the conclusion of the next Annual General Meeting and to authorize the Directors to fix their remuneration.

    3. To elect as a Director Paul L. Borrill, who has been appointed a Director since the date of the last Annual General Meeting.

    4.  To re-elect as a Director Richard M. Noling.

    5. To consider the following Ordinary Resolution: "THAT the Company's 1995 Employee Share Purchase Plan be amended so that the reference to "two hundred seventy-five thousand (275,000) of the Company's ordinary shares" in Section 1 thereof be substituted by a reference to "five hundred twenty-five thousand (525,000) of the Company's ordinary shares."

    6.  To transact any other ordinary business of the Company.

                                          BY ORDER OF THE BOARD

                                                    [LOGO]

                                          Stephen M. Ambler
                                          Company Secretary

Dated June 15, 1998

Registered Office:

Buckingham Court
Kingsmead Business Park
London Road
High Wycombe
Buckinghamshire HP11 1JU

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

    THE PROXY SHOULD BE RETURNED TO THE OFFICES OF THE COMPANY AT BUCKINGHAM COURT, KINGSMEAD BUSINESS PARK, LONDON ROAD, HIGH WYCOMBE, BUCKINGHAMSHIRE HP11 1JU, UNITED KINGDOM, NOT LATER THAN 12:30 P.M. ON SUNDAY, JULY 19, 1998, BEING 48 HOURS PRIOR TO THE TIME FIXED FOR THE ANNUAL GENERAL MEETING.

                                     NOTES

1. A member entitled to attend and vote at the meeting is entitled to appoint one or more proxies to attend and, on a poll, vote in his stead. A proxy need not be a member of the Company. Completion and return of a form of proxy will not prevent a member from attending and voting at the meeting.

2. The instrument appointing a proxy and the power of attorney or other authority (if any) under which it is signed must be deposited at the Registered Office of the Company, Buckingham Court, Kingsmead Business Park, London Road, High Wycombe, Buckinghamshire HP11 1JU, not less than 48 hours before the time of the meeting.

3. There are available for inspection at the registered office of the Company during usual business hours on any weekday (Saturdays and public holidays excepted), and, at the place of the Annual General Meeting, from at least fifteen minutes prior to and until the conclusion of the Annual General
    Meeting:

    (a) copies of the Directors' service agreements with the Company or any of its subsidiaries other than those agreements expiring or determinable by the employing company without payment of compensation within one year; and

    (b) the Register of Directors' Interests.

                             INSIGNIA SOLUTIONS PLC

                            KINGSMEAD BUSINESS PARK
                                  LONDON ROAD
                         HIGH WYCOMBE, BUCKS, HP11 1JU
                                 UNITED KINGDOM

                            ------------------------

                                PROXY STATEMENT

                             ---------------------

                                 JUNE 15, 1998

    This Proxy Statement is for holders of Ordinary Shares of 20p each ("Ordinary Shares") and holders of American Depositary Shares ("ADSs") evidenced by American Depositary Receipts of Insignia Solutions plc, a company organized under the laws of England and Wales (the "Company" or "Insignia"). This Proxy Statement is furnished by the Board of Directors (the "Board") of the Company in connection with the solicitation of specific voting instructions ("Voting Instructions") from holders of ADSs and proxies ("Proxies") from holders of Ordinary Shares for voting at the Annual General Meeting of the Company to be held at Buckingham Court, Kingsmead Business Park, London Road, High Wycombe, Buckinghamshire HP11 1JU, United Kingdom, on Tuesday, July 21, 1998 at 12:30 p.m., local time (the "Meeting"). All Proxies will be voted in accordance with the instructions contained therein and, if no choice is specified, the person or persons appointed as proxy will vote or abstain from voting, at their discretion.

    At June 15, 1998, the Company had 12,110,970 Ordinary Shares outstanding and entitled to vote, of which approximately 75.2% were held in the form of ADSs. Each ADS represents one Ordinary Share. A minimum of two persons holding together not less than one-third of the Ordinary Shares in issue will constitute a quorum for the transaction of business at the Meeting. This Proxy Statement and the accompanying form of Proxy were first mailed to shareholders on or about June 15, 1998. Attached beginning at page F-1 of this Proxy Statement is the Company's U.K. Statutory Directors' Report and Accounts for the year ended December 31, 1997 prepared in compliance with the U.K. Companies Act 1985 (the "Act"). In addition, the 1997 Annual Report and Form 10-K is enclosed with this Proxy Statement.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

    Holders of Ordinary Shares entitled to attend and vote at the Meeting may appoint a Proxy to attend and, on a poll of such holders, to vote in their place. A Proxy need not be a shareholder of the Company. Voting will be by a poll on all the resolutions to be considered. Holders of the Company's Ordinary Shares are entitled to one vote for each Ordinary Share held. Shares may not be voted cumulatively.

    Proposals 2 through 5 in the Notice are Ordinary Resolutions. An Ordinary Resolution requires the affirmative vote of a majority of the votes cast at the Meeting. The Company will tabulate all votes and will separately tabulate, for each proposal, affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes will not be counted in determining the votes. A form of Proxy is enclosed which, to be effective, must be signed, dated and deposited at the Registered Office of the Company, Buckingham Court, Kingsmead Business Park, London Road, High Wycombe, Buckinghamshire HP11 1JU, not less than forty-eight hours before the time of the Meeting, together with the power of attorney or other authority (if any) under which it is signed. Holders of ADSs should complete and return the Voting Instruction form provided to them in accordance with the instructions contained therein, so that it is received on or before July 14, 1998. The close of business on June 12, 1998 has been fixed as the record date for the determination of the holders of ADSs entitled to provide Voting Instructions to the Depositary.

    The expenses of soliciting Proxies and Voting Instructions will be paid by the Company. Following the original mailing of the Proxies and other soliciting materials, the Company and/or its agents may also solicit Proxies and Voting Instructions by mail, telephone, telegraph or in person. Following the original mailing of the Proxies and other soliciting materials, the Company will request that brokers, custodians, nominees, The Bank of New York (the "Depositary") and other record holders of the Company's Ordinary Shares or ADSs forward copies of the Proxies and other soliciting materials to persons for whom they hold Ordinary Shares or ADSs and request authority for the exercise of Proxies and/or Voting Instructions. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

                            REVOCABILITY OF PROXIES

    Any person signing a Proxy in the form accompanying this Proxy Statement has the power to revoke it any time prior to one hour before the commencement of the Meeting by written instrument delivered to the Company stating that the Proxy is revoked, by attendance at the Meeting and voting in person or by duly filing a replacement Proxy. Please note, however, that if a person's shares are held of record by a broker, bank or other nominee and that person wishes to vote at the Meeting, the person concerned should ensure that the broker, bank or other nominee duly appoints such person as its proxy in order that he or she may do so.

      PROPOSAL 1--RECEIPT OF U.K. STATUTORY DIRECTORS' REPORT AND ACCOUNTS

    At the Meeting, shareholders will receive the U.K. statutory accounts of the Company in respect of the financial year ended December 31, 1997, together with the Directors' and Auditors' reports relating to those accounts. It is a U.K. legal requirement that the accounts and the reports are laid before the shareholders of the Company in general meeting, following which they will be approved by and signed on behalf of the Board of Directors and delivered to Companies House in the U.K. on or before July 31, 1998. Shareholders are not being asked to vote on this proposal. The U.K. statutory Directors' Report and Accounts are attached hereto beginning on page F-1.

             PROPOSAL 2--RE-APPOINTMENT OF INDEPENDENT ACCOUNTANTS

    The Company has selected Price Waterhouse as its U.K. statutory auditors to perform the audit of the Company's financial statements for 1998, and the shareholders are being asked to ratify such selection. Representatives of Price Waterhouse are expected to be present at the Meeting, will have the opportunity to make a statement at the Meeting if they desire to do so and are expected to be available to respond to appropriate questions.

     THE BOARD RECOMMENDS A VOTE FOR THE RE-APPOINTMENT OF PRICE WATERHOUSE

            PROPOSALS 3 AND 4--ELECTION AND RE-ELECTION OF DIRECTORS

    At the Meeting, shareholders will consider the election of Paul L. Borrill, who has been appointed as a director of the Company since the last annual general meeting. Shareholders will also consider the re-election of Richard M. Noling, who retires by rotation. Of the five directors currently on the Board, John R. Johnston has confirmed that he will resign prior to the Meeting and accordingly will not stand for re-election.

    The Company's Articles of Association stipulate that the minimum number of directors is two, but do not set any maximum number. Directors may be elected by the shareholders, or appointed by the Board, and remain in office until they resign or are removed by the shareholders. In addition, at each Annual General Meeting the third of the directors who have been in office longest since their last election, as well as any directors appointed by the Board during the preceding year, are required to resign and are then considered for re-election, assuming they wish to stand for re-election. Of the current directors, Albert E. Sisto will be considered for re-election in 1999 and Nicholas, Viscount Bearsted will be considered for re-election in 2000, assuming no additional directors are appointed by the Board during the year. In the election of directors, each shareholder is entitled on a poll to one vote for each Ordinary Share held. Shares may not be voted cumulatively.

DIRECTORS/NOMINEES

    The names of the nominees and the other directors of the Company, and certain information about them, are set forth below:

                                                                                              DIRECTOR
NAME OF NOMINEE OR DIRECTOR                 AGE               PRINCIPAL OCCUPATION              SINCE
--------------------------------------      ---      --------------------------------------  -----------
NOMINEES

Paul L. Borrill(2)....................          45   Vice President and Chief Architect of         1997
                                                       Quantum Corporation

Richard M. Noling.....................          49   President and Chief Executive Officer         1997
                                                       of the Company

DIRECTORS

Nicholas, Viscount Bearsted(1)........          48   Chairman of the Board of the Company          1988

Albert E. Sisto(1)....................          48   Chief Operating Officer of RSA Data           1997
                                                       Security, Inc.

------------------------

(1) Member of the Audit Committee.

(2) Member of the Compensation Committee.

    Paul L. Borrill was appointed a director of the Company in July 1997. He has served as Vice President and Chief Architect of Quantum Corporation's Specialty Storage Products Group since July 1997. Prior to joining Quantum Corporation, Dr. Borrill spent eight years at Sun Microsystems, Inc. as director of the Advanced Systems Group, and most recently as Sun's Chief Scientist for Information Resources. Dr. Borrill received his BSc in physics (with honors) from the University of Manchester, England and his PhD in physics from University College London. He is a member of IEEE, ACM and a chartered engineer with the Institution of Electrical Engineers in England.

    Richard M. Noling was named President and Chief Executive Officer and a director of the Company in March 1997. He also served as Chief Financial Officer, Senior Vice President of Finance and Operations and Company Secretary between April 19, 1996 and October 1, 1997 and Chief Operating Officer between February and March 1997. From August 1995 to February 1996, Mr. Noling was Vice President and Chief Financial Officer at Fast Multimedia, Inc., a German-based computer software and hardware developer. From November 1994 to August 1995, he was Chief Financial Officer for DocuMagix Inc., a personal paper management software company. From June 1991 to October 1994, Mr. Noling served as Senior Vice President and Chief Financial Officer for Gupta Corporation. He received a Bachelor of Arts degree in aerospace and mechanical engineering science from the University of California (San Diego) in 1970. He received an M.A. degree in theology from the Fuller Theological Seminary in 1972, and an M.S. degree in business administration in 1979 from the University of California (Irvine).

    Nicholas, Viscount Bearsted has served as Chairman of the Board of Directors of the Company since March 1997 and as a director of the Company since January 1988. He also served as Chairman of the Board from January 1988 to March 1995, and he was the Company's Chief Executive Officer from

September 1988 until September 1993. Since 1980, he has been a corporate and computer consultant. From January 1996 to May 1996, he served as Chief Executive Officer and a director, and from April 1994 to January 1996, as Deputy Chief Executive Officer and a director, of Hulton Deutsch Collection Ltd., a photographic content provider. He received a Bachelors degree in chemistry from Oxford University in 1972. He also serves as a Director of Mayborn Group plc.

    Albert E. Sisto was appointed as a director of the Company in March 1997. He has served as Chief Operating Officer of RSA Data Security, Inc., a wholly owned subsidiary of Security Dynamics Technologies, Inc., since December 1997. He served as the President, Chief Executive Officer and Chairman of the Board of Directors of DocuMagix Inc. from October 1994 until December 1997. From September 1989 to September 1994, Mr. Sisto served as President and Chief Executive Officer of PixelCraft, an imaging software and equipment company. He received a B.E. degree in engineering from Stevens Institute of Technologies in 1971. He also serves as a director of Jetfax, Inc. and Tekgraf, Inc.

BOARD MEETINGS AND COMMITTEES

    The Board met twelve times, including telephone conference meetings, during 1997. No director attended fewer than 75% of the aggregate of the total number of meetings of the Board (held during the period for which he was a director) and the total number of meetings held by all committees of the Board on which such director served (during the period that such director served).

    Standing committees of the Board include an Audit Committee and a Compensation Committee. The Board does not have a nominating committee or a committee performing similar functions.

    Mr. Sisto and Nicholas, Viscount Bearsted are the current members of the Audit Committee, which met four times during 1997. Mr. Griffiths served on the Audit Committee until his resignation as a director in May 1997. Mr. Sisto was appointed to the Audit Committee in May 1997. The Audit Committee meets with the Company's independent accountants to review the adequacy of the Company's internal control systems and financial reporting procedures; reviews the general scope of the Company's annual audit and the fees charged by the independent accountants; reviews and monitors the performance of non-audit services by the Company's auditors, reviews the fairness of any proposed transaction between any officer, director or other affiliate of the Company and the Company, and after such review, makes recommendations to the full Board; and performs such further functions as may be required by any stock exchange or over-the-counter market upon which the Company's shares may be listed.

    Mr. Johnston and Mr. Borrill are the current members of the Compensation Committee, which met three times during 1997. Mr. Sisto served on the Compensation Committee from March 1997 until Mr. Borrill was appointed to the Board in July 1997. Nicholas, Viscount Bearsted served on the Committee until March 1997, when he became Chairman of the Board of the Company. The Compensation Committee recommends compensation for officers and employees of the Company, grants options under the Company's employee option plans (other than grants to non-officers of options pursuant to guidelines established by the Board, which may be made by Nicholas, Viscount Bearsted, the Company's Chairman, and Mr. Noling, the Company's President and Chief Executive Officer) and reviews and recommends adoption of and amendments to share option and employee benefit plans.

DIRECTOR COMPENSATION

    The Company pays each outside director $1,000 for every regular meeting attended, $2,500 per quarter of service on the Board, $500 per quarter for service on each committee, plus $500 for each committee meeting attended, and reimburses outside directors for reasonable expenses in attending meetings of the Board. The Chairman of the Board receives an additional $1,500 per quarter. In addition, each new outside director is granted an option to purchase 15,000 shares and each outside director is granted an option to purchase 5,000 shares annually for so long as he serves as an outside director.

    With effect from April 1, 1997, Nicholas, Viscount Bearsted, Chairman of the Company, entered into a Consulting Agreement with the Company whereby he acts as consultant to the Company providing advice and assistance as the Board may from time to time request. Nicholas, Viscount Bearsted shall be available to perform such services for at least thirteen days per quarter and shall receive a fee of $1,000 for each day services are provided, subject to a minimum thirteen days per quarter, plus reimbursement of reasonable expenses. The agreement is terminable by either party upon six month's advance written notice and by the Company for cause at any time. In the event of any business combination resulting in a change of control of the Company or in the event of disposal of a majority of the assets of the Company, and termination or constructive termination of his consultancy, Nicholas, Viscount Bearsted will be entitled to receive an additional twenty-six week's consultancy fees.

    For information concerning the compensation of Mr. Noling, see "Executive Compensation."

        THE BOARD RECOMMENDS A VOTE FOR THE ELECTION AND RE-ELECTION OF
                        EACH OF THE NOMINATED DIRECTORS

         PROPOSAL NO. 5--AMENDMENT OF 1995 EMPLOYEE SHARE PURCHASE PLAN

    Shareholders are being asked to approve an amendment to the Company's 1995 Employee Share Purchase Plan (the "Share Purchase Plan") to increase the number of Ordinary Shares reserved for issuance thereunder by 250,000 shares, from 275,000 shares to 525,000 shares. The Board believes that the increase in the number of shares reserved for issuance under the Share Purchase Plan is in the best interests of the Company because of the continuing need to provide equity participation to attract and retain quality employees and remain competitive in the industry. The Share Purchase Plan plays an important role in the Company's efforts to attract and retain employees of outstanding ability.

    The Board approved the proposed amendment in April 1998, to be effective upon shareholder approval. Below is a summary of the principal provisions of the Share Purchase Plan, assuming shareholder approval of the amendment. The summary is not necessarily complete, and reference is made to the full text of the Share Purchase Plan.

SHARE PURCHASE PLAN HISTORY

    The Board adopted the Share Purchase Plan in February 1995 and it was approved by the shareholders in March 1995. The purpose of the Share Purchase Plan is to provide employees of the Company designated by the Board as eligible to participate ("Participating Employees") with a convenient means to acquire an equity interest in the Company through payroll deductions and to provide an incentive for continued employment.

SHARES SUBJECT TO PURCHASE

    The shares subject to purchase under the Share Purchase Plan consist of 525,000 Ordinary Shares. This number of shares is subject to proportional adjustment to reflect consolidation or subdivision of Ordinary Shares and other similar events.

ADMINISTRATION

    The Share Purchase Plan is administered by the Compensation Committee of the Board (the "Committee"). The interpretation or construction by the Committee of any provisions of the Share Purchase Plan or of any option granted under it is final and binding on all Participating Employees.

ELIGIBILITY

    All employees of the Company, or any parent or subsidiary of the Company, are eligible to participate in an Offering Period (as defined below) under the Share Purchase Plan except the following: (a) employees who are not employed by the Company, or any parent or subsidiary, on the 15th day of the month before the beginning of an Offering Period; (b) employees who are customarily employed for less than 20 hours per week; (c) employees who are customarily employed for less than five months in a calendar year; or (d) employees who, together with any other person whose shares would be attributed to such employee pursuant to
Section 424(b) of the Internal Revenue Code of 1986, as amended (the "Code"), own shares or hold options to subscribe for shares or who, as a result of participation in the Share Purchase Plan, would own shares or hold options to subscribe for shares possessing 5% or more of the total combined voting power or value of all classes of shares of the Company.

    As of December 31, 1997, approximately 167 persons were eligible to participate in the Share Purchase Plan, 210,282 shares had been issued pursuant to the Share Purchase Plan and 64,718 shares were available for future issuance under the Share Purchase Plan. Since inception of the Share Purchase Plan, three executive officers of the Company, George Buchan, Richard M. Noling and Stephen
M. Ambler, purchased 5,940, 4,946 and 883 shares, respectively, pursuant to the Share Purchase Plan. Over the term of the Share Purchase Plan through December 31, 1997, all employees as a group, other than executive officers, have purchased an aggregate of 198,513 shares under the Share Purchase Plan.

    Participating Employees participate in the Share Purchase Plan through payroll deductions. A Participating Employee sets the rate of such payroll deductions, which may not be less than 2% nor more than 10% of the Participating Employee's W-2 compensation (in the case of employees in the United States). Compensation for this purpose includes, but is not limited to, base salary, wages, commissions, overtime, shift premiums (or the substantial equivalent thereof for employees outside of the United States), bonuses and draws, unreduced by the amount by which the Participating Employee's salary is reduced pursuant to Sections 125 or 401(k) of the Code, not to exceed $25,000 per year or such lower limit as set by the Committee.

    Each offering under the Share Purchase Plan is for a period of six months (the "Offering Period"). The Offering Periods commence on February 1 and August 1 of each year and end on July 31 and January 31, respectively, of each year. The first day of each Offering Period is the "Offering Date" for such Offering Period. A Participating Employee cannot participate simultaneously in more than one Offering Period. The Board has the power to determine the dates of Offering Periods or change the duration of Offering Periods without shareholder approval.

    Participating Employees may elect to participate in any Offering Period by enrolling as provided under the terms of the Share Purchase Plan. Once enrolled, a Participating Employee will automatically participate in each succeeding Offering Period unless the Participating Employee withdraws from the Offering Period or the Share Purchase Plan is terminated. After the rate of payroll deductions for an Offering Period has been set by a Participating Employee, that rate continues to be effective for the remainder of the Offering Period (and for all subsequent Offering Periods in which the Participating Employee is automatically enrolled) unless otherwise changed by the Participating Employee. The Participating Employee may increase or lower the rate of payroll deductions for any subsequent Offering Period, but may only lower the rate of payroll deductions for an ongoing Offering Period. Not more than one change may be made during a single Offering Period.

PURCHASE PRICE

    The purchase price per share at which an Ordinary Share may be acquired in any Offering Period under the Share Purchase Plan is 85% of the lesser of (a) the fair market value of a share on the Offering Date or (b) the fair market value of a share on the last day of the Offering Period. The fair market value of a share is the closing price of the Company's ADSs on the Nasdaq National Market on the date of determination.

PURCHASE OF SHARES UNDER THE SHARE PURCHASE PLAN

    The number of whole shares a Participating Employee will be able to purchase in any Offering Period is determined by dividing the total amount withheld from the Participating Employee during the Offering Period pursuant to the Share Purchase Plan by the purchase price for each share determined as described above. The purchase takes place automatically on the last day of the Offering Period. Unless otherwise determined by the Board, no more than 200% of the number of shares determined by using 85% of the fair market value of a share on the Offering Date as the denominator may be purchased by an employee participating in the Share Purchase Plan on the last day of any Offering Period. At any time prior to 30 days before the commencement of an Offering Period, the Board may set a lower maximum number of shares which may be purchased by any Participating Employee on the last day of an Offering Period.

WITHDRAWAL

    A Participating Employee may withdraw from any Offering Period, provided such withdrawal is made at least 15 days before the end of the Offering Period. No further payroll deductions for the purchase of shares will be made for the succeeding Offering Period unless the Participating Employee enrolls in the new Offering Period in the same manner as for initial participation in the Share Purchase Plan.

AMENDMENT OF THE SHARE PURCHASE PLAN

    The Board may at any time amend, terminate or extend the term of the Share Purchase Plan, except that any such termination cannot affect the terms of shares previously granted under the Share Purchase Plan, nor may any amendment make any change in the terms of shares previously granted which would adversely affect the right of any participant, nor may and amendment be made without shareholder approval if such amendment would: (a) increase the number of shares that may be issued under the Share Purchase Plan; (b) change the designation of the employees (or class of employees) eligible for participation in the Share Purchase Plan; or (c) constitute an amendment for which shareholder approval is required to comply with any applicable securities laws.

TERM OF THE SHARE PURCHASE PLAN

    The Share Purchase Plan will continue until the earlier to occur of: (a) termination of the Share Purchase Plan by the Board; (b) the issuance of all the shares reserved for issuance under the Share Purchase Plan; or (c) February 2005, ten years after the date the Board adopted the Share Purchase Plan.

UNITED STATES FEDERAL INCOME TAX INFORMATION

    THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND PARTICIPATING EMPLOYEES. THE FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPATING EMPLOYEE WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPATING EMPLOYEE IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE SHARE PURCHASE PLAN. THE FOLLOWING DISCUSSION DOES NOT PURPORT TO DESCRIBE INCOME TAX CONSEQUENCES OR TAX CONSEQUENCES FOR PARTICIPATING EMPLOYEES IN COUNTRIES OTHER THAN THE UNITED STATES.

    The Share Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

    TAX TREATMENT OF THE PARTICIPATING EMPLOYEE. Participating Employees will not recognize income for federal income tax purposes either upon enrollment in the Share Purchase Plan or upon the purchase of shares. All tax consequences are deferred until a Participating Employee sells the shares, disposes of the shares by gift or dies.

    If shares are held for more than one year after the date of purchase and more than two years from the beginning of the applicable Offering Period, or if the Participating Employee dies while owning the shares, the Participating Employee realizes ordinary income on a sale (or a disposition by way of gift or upon death) to the extent of the lesser of (i) 15% of the fair market value of the shares at the beginning of the Offering Period or (ii) the actual gain (the amount by which the market value of the shares on the date of sale, gift or death exceeds the purchase price). All additional gain upon the sale of the shares is treated as capital gain. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income and the Participating Employee has a capital loss for the difference between the sale price and the purchase price.

    If the shares are sold or are otherwise disposed of including by way of gift (but not death, bequest or inheritance) (in any case a "disqualifying disposition") within either the one-year or the two-year holding periods described above, the Participating Employee realizes ordinary income at the time of sale or other disposition taxable to the extent that the fair market value of the shares at the date of purchase is greater than the purchase price. This excess will constitute ordinary income (currently not subject to withholding) in the year of the sale or other disposition even if no gain is realized on the sale or if a gratuitous transfer is made. The difference, if any, between the proceeds of the sale and the aggregate fair market value of the shares at the date of purchase is a capital gain or loss. The maximum tax rate applicable to ordinary income is 39.6%. Long-term capital gain is taxed at a maximum rate of 20% and mid-term capital gain is taxed at a maximum rate of 28%. To receive long-term capital gain treatment, the shares must be held for more than eighteen months, and to receive mid-term capital gain treatment, the shares must be held for more than one year and not more than eighteen months. Capital gains may be offset by capital losses and up to $3,000 of capital losses may be offset annually against ordinary income.

    TAX TREATMENT OF THE COMPANY. The Company will be entitled to a deduction in connection with the disposition of shares acquired under the Share Purchase Plan only to the extent that the Participating Employee recognizes ordinary income on a disqualifying disposition of the shares. The Company will treat any transfer of record ownership of shares as a disposition, unless it is notified to the contrary. In order to enable the Company to learn of disqualifying dispositions and ascertain the amount of the deductions to which it is entitled, Participating Employees will be required to notify the Company in writing of the date and terms of any disposition of shares purchased under the Share Purchase Plan.

UNITED KINGDOM INCOME TAX INFORMATION

    THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE UNITED KINGDOM INCOME TAX CONSEQUENCES FOR PARTICIPATING EMPLOYEES WHO ARE RESIDENT OR ARE ORDINARILY RESIDENT IN THE UNITED KINGDOM AND WHO ORDINARILY PERFORM ALL OR PART OF THE DUTIES OF THEIR EMPLOYMENT IN THE UNITED KINGDOM. BECAUSE THE TAX LAWS MAY CHANGE AND BECAUSE INCOME TAX CONSEQUENCES MAY VARY DEPENDING UPON THE PARTICULAR CIRCUMSTANCES OF EACH PARTICIPATING EMPLOYEE, EACH PARTICIPATING EMPLOYEE SHOULD CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE INCOME TAX CONSEQUENCES OF PARTICIPATION IN THE SHARE PURCHASE PLAN. THE FOLLOWING DISCUSSION DOES NOT PURPORT TO DESCRIBE INCOME TAX CONSEQUENCES OR TAX CONSEQUENCES FOR PARTICIPATING EMPLOYEES IN COUNTRIES OTHER THAN THE UNITED KINGDOM.

    Participating Employees are liable to be assessed to income tax on the difference between the fair market value of the shares at the time they acquire the shares and the actual discounted purchase price paid for the shares. Upon resale of the shares acquired pursuant to the Share Purchase Plan, Participating Employees may be liable to pay capital gains tax on the difference between the market value of the shares on the date they are acquired and the price at which the Participating Employee disposed of such shares. However, if a Participating Employee disposes of the shares by way of gift or to a "connected person" being the Participating Employee's spouse, a relative of the Participating Employee or the Participating Employee's spouse or the spouse of any such relative, then for the purposes of assessing capital gains tax liability, the Participating Employee will be deemed to have disposed of the shares at the market value on the date of disposal.

ERISA

    The Share Purchase Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under
Section 401(a) of the Code.

NEW PLAN BENEFITS

    The amounts of future share purchases under the Share Purchase Plan are not determinable because, under the terms of the Share Purchase Plan, purchases are based upon elections made by Participating Employees. Future purchase prices are not determinable because they are based upon the fair market value of the Company's Ordinary Shares.

                THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENT OF
                            THE SHARE PURCHASE PLAN

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information, as of March 20, 1998, with respect to the beneficial ownership of the Company's Ordinary Shares by (i) each shareholder known by the Company to be the beneficial owner of more than 5% of the Company's Ordinary Shares, (ii) each director and nominee, (iii) each Named Officer and (iv) all directors and executive officers as a group.

                                                       AMOUNT AND NATURE OF
                                                       BENEFICIAL OWNERSHIP
NAME OF BENEFICIAL OWNER                                       (1)            PERCENT OF CLASS
----------------------------------------------------  ----------------------  -----------------
RIT Capital Partners plc (2)........................          2,032,897                16.8%
John R. Johnston (3) ...............................
  Technology Venture Investors IV                             1,452,349                12.0
Nicholas, Viscount Bearsted (4).....................            774,758                 6.2
Dr. Robert P. Lee (5)...............................            326,666                 2.6
Richard M. Noling (6)...............................            242,190                 2.0
George Buchan (7)...................................            113,519               *
William McCarthy (8)................................             77,811               *
Stephen M. Ambler (9)...............................             21,937               *
Joseph A. Taglia (10)...............................             16,875               *
Albert E. Sisto (11)................................              4,062               *
Paul L. Borrill (12)................................              3,125               *
All directors and executive officers as a group (8
  persons) (13).....................................          2,628,812                20.4

------------------------

   * Less than 1%

 (1) Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares subject to options that are currently exercisable or exercisable within 60 days of March 20, 1998 are deemed to be outstanding and to be beneficially owned by the person holding such option for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

 (2) The address of RIT Capital Partners plc is 27 St. James's Place, London SW1A 1NR, United Kingdom.

 (3) Represents 1,278,376 shares held by Technology Venture Investors-4, L.P. ("TVI"), 149,416 shares held by TVI Partners-4, L.P. and 11,016 shares held by TVI Affiliates-4, L.P. Mr. Johnston, a director of the Company, is a general partner of Technology Venture Investors Management IV, L.P., which is the general partner of these entities. Also includes 13,541 shares subject to options held by Mr. Johnston that were exercisable within 60 days of March 20, 1998. The address of TVI and Mr. Johnston is 2480 Sand Hill Road, Suite 101, Menlo Park, California 94025.

 (4) Includes 387,812 shares subject to options that were exercisable within 60 days of March 20, 1998. Nicholas, Viscount Bearsted is Chairman of the Board of the Company. His address is 9 Acacia Road, London, NW8 6AB, United Kingdom.

 (5) Represents shares subject to options that were exercisable within 60 days of March 20, 1998. Dr. Lee was the President and Chief Executive Officer of the Company until March 29, 1997 and Vice-Chairman of the Board and a director of the Company until May 29, 1997.

 (6) Includes 221,562 shares subject to options that were exercisable within 60 days of March 20, 1998. Mr. Noling is the President, Chief Executive Officer and a director of the Company.

 (7) Includes 99,999 shares subject to options that were exercisable within 60 days of March 20, 1998. Mr. Buchan is Senior Vice President of Engineering and UK General Manager of the Company.

 (8) Represents shares subject to options that were exercisable within 60 days of March 20, 1998. Mr. McCarthy served as Senior Vice President of Strategic Sales and General Manager NTRIGUE from February 1997 to October 1997.

 (9) Represents shares subject to options that were exercisable within 60 days of March 20, 1998. Mr. Ambler is Chief Financial Officer, Company Secretary and a Vice President of the Company.

 (10) Includes 6,875 shares subject to options that were exercisable within 60 days of March 20, 1998. Mr. Taglia is Senior Vice President of Sales and Marketing of the Company.

 (11) Represents shares subject to options that were exercisable within 60 days of March 20, 1998. Mr. Sisto is a director of the Company.

 (12) Represents shares subject to options that were exercisable within 60 days of March 20, 1998. Mr. Borrill is a director of the Company.

 (13) Includes the shares indicated as included in footnotes (3), (4), (6), (7) and (9) through (12).

                             EXECUTIVE COMPENSATION

    The following table sets forth all compensation awarded to or earned or paid for services rendered in all capacities to the Company and its subsidiaries during each of 1995, 1996 and 1997 by the Company's Chief Executive Officer and each of the Company's other executive officers who were serving as executive officers at the end of 1997, as well as the Company's former Chief Executive Officer and one other former executive officer, both of whom left the Company during 1997 (the "Named Officers"). This information includes the dollar values of base salaries and bonus awards, the number of shares subject to options granted and certain other compensation, whether paid or deferred.

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG TERM
                                                                                   COMPENSATION
                                                                                   -------------
                                                                                      AWARDS
                                              ANNUAL COMPENSATION                  -------------
                              ---------------------------------------------------   SECURITIES
                                                                   OTHER ANNUAL     UNDERLYING         ALL OTHER
NAME AND PRINCIPAL POSITIONS    YEAR     SALARY($)  BONUS($)(1)  COMPENSATION($)     OPTION($)    COMPENSATION($)(2)
----------------------------  ---------  ---------  -----------  ----------------  -------------  -------------------
Richard M. Noling(3)........       1997  $ 203,947   $  93,184      $   --             415,000         $     360
President and Chief                1996    128,792       9,800          --              85,000               405
Executive Officer

George Buchan...............       1997    158,650      51,671          20,265(4)       55,000            15,865
Senior Vice President of           1996    141,300      13,168          12,740(4)       --                14,130
Engineering and UK                 1995    126,206      40,440          12,787(4)       --                12,621
General Manager

Joseph A. Taglia(5).........       1997    108,811      26,747          --             100,000               292
Senior Vice President of
Sales and Marketing

Stephen M. Ambler(6)........       1997    122,556       8,889          19,777(7)       88,750             4,338
Chief Financial Officer,           1996     84,072      --               8,932(4)        3,750             4,203
Company Secretary and              1995     81,195      --               8,096(4)       --                 4,060
Vice President

Robert P. Lee(8)............       1997    259,619      41,366          70,623(9)       50,000               112
Former President and               1996    225,000      26,625          79,991(9)       --                   540
Chief Executive                    1995    210,000      60,000           5,767(9)          786               540
Officer

William J. McCarthy.........       1997    244,650 10)     68,978        --             77,500               135
Former Senior Vice                 1996    217,884 10)     --           --              10,000               540
President of Strategic             1995    265,353 10)     --           --              --                   540
Sales and General
Manager

NTRIGUE

--------------------------

 (1) Bonuses paid to the executive officers (other than the Chief Executive Officer) are based on a target bonus set for each officer each quarter, adjusted by the Company's operating results over plan and the executive officer's performance against quarterly qualitative goals. The Chief Executive Officer's bonus is at the discretion of the Compensation Committee of the Board.

 (2) Represents Company contributions to defined contribution employee benefit plans.

 (3) Mr. Noling joined the Company in April 1996 as Senior Vice President of Finance and Operations, Chief Financial Officer and Company Secretary. He was appointed President and Chief Executive Officer of the Company in March 1997.

 (4) Represents the incremental cost to the Company of the use of a Company car for 1995 and 1996 and the payment of a Company car allowance in 1997.

 (5) Mr. Taglia joined the Company in May 1997 as Senior Vice President and General Manager of SoftWindows Business Group. He was appointed Senior Vice President of Sales and Marketing in October 1997.

 (6) Mr. Ambler joined the Company in April 1996 as Director of Finance and Administration, Europe. He was appointed Chief Financial Officer, Company Secretary and Vice President in October 1997.

 (7) $8,111 of this sum represents the incremental cost to the Company of the use of a Company car and $11,666 represents a bonus for relocation to the Company's United States facility.

 (8) Dr. Lee left the Company in March 1997. See "Employment Agreements".

 (9) Represents loan principal and interest forgiven for 1995, 1996 and 1997 pursuant to a promissory note evidencing a loan from the Company to Dr. Lee.

 (10) Includes sales commissions.

    The following table sets forth further information regarding individual grants of rights to purchase Ordinary Shares during 1997 to each of the Named Officers. In accordance with the rules of the Securities and Exchange Commission (the "SEC"), the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their respective ten-year terms. These gains are based on assumed rates of annual compounded share price appreciation of 5% and 10% from the dates the options were granted to the end of the respective option terms. Actual gains, if any, on option exercises depend upon the future performance of the Ordinary Shares and ADSs. There can be no assurance that the potential realizable values shown in this table will be achieved.

                             OPTION GRANTS IN 1997

                                                                                                   POTENTIAL REALIZABLE VALUE
                                   NUMBER OF                                                       AT ASSUMED ANNUAL RATES OF
                                  SECURITIES      PERCENT OF TOTAL                                SHARE PRICE APPRECIATION FOR
                                  UNDERLYING       OPTIONS GRANTED      EXERCISE                         OPTION TERM(1)
                                OPTIONS GRANTED    TO EMPLOYEES IN        PRICE      EXPIRATION   ----------------------------
NAME                                  (#)               1997             ($/SH)         DATE         5%($)         10%($)
------------------------------  ---------------  -------------------  -------------  -----------  -----------  ---------------
Richard M. Noling.............        15,000(2)             0.8%        $   2.438       3/02/07    $  22,999     $    58,283
                                     100,000(2)             5.4             1.969       3/24/07      123,829         313,808
                                     100,000(3)             5.4             1.969       3/24/07      123,829         313,808
                                     100,000(2)             5.4             2.375       5/28/07      149,363         378,514
                                     100,000(4)             5.4             2.375       5/28/07      149,363         378,514

George Buchan.................        15,000(2)             0.8         $   2.438       3/02/07    $  22,999     $    58,283
                                      40,000(4)             2.2             2.375       5/28/07       59,745         151,406

Joseph A. Taglia..............        30,000(4)             1.6         $   2.375       5/28/07    $  44,809     $   113,555
                                      70,000(5)             3.8             2.375       5/28/07      104,554         264,962

Stephen M. Ambler.............         2,000(2)             0.1         $   2.438       3/02/07    $   3,066     $     7,771
                                       1,500(2)(6)            0.2           2.438       3/02/07        2,299           5,828
                                       2,250(7)(6)            0.2           2.438       3/02/07        3,449           8,742
                                      23,000(2)             1.2             1.562       4/09/07       22,594          57,256
                                      30,000(2)             1.6             2.313      10/21/07       43,639         110,590
                                      30,000(4)             1.6             2.313      10/21/07       43,639         110,590

Robert P. Lee.................        50,000(2)(8)            2.7       $   2.438       3/02/07    $  76,662     $   194,277

William J. McCarthy...........        37,500(2)             2.0         $   2.438       3/02/07    $  56,011     $   141,944
                                      40,000(4)             2.2             2.375       5/28/07       59,745         151,406

--------------------------

(1) The 5% and 10% assumed annual compound rates of share price appreciation are mandated by rules of the SEC and do not represent the Company's estimate or projection of future Ordinary Share or ADS prices.

(2) These incentive options were granted pursuant to the Company's 1995 Incentive Stock Option Plan for U.S. Employees. These options vest and become exercisable at the rate of 2.0833% of the shares for each full month that the optionee renders service to the Company. The option exercise price is equal to the fair market value of the Company's Ordinary Shares on the date of grant and the options expire ten years from the date of grant, subject to earlier termination upon termination of employment.

(3) These incentive options were granted pursuant to the Company's 1995 Incentive Stock Plan for U.S. Employees. These options vest and become exercisable on the date of grant. The option exercise price is equal to the fair market value of the Company's Ordinary Shares on the date of grant and the options expire ten years from the date of grant, subject to earlier termination upon termination of employment.

(4) These incentive options were granted pursuant to the Company's 1995 Incentive Stock Option Plan for U.S. Employees. These options vest and become exercisable at the rate of 2.0833% of the shares for each full month that the optionee renders services to the Company. Should the Company meet certain earning per share targets, or the Company be subject to a merger or takeover, accelerated vesting will take place. The option exercise price is equal to the fair market value of the Company's Ordinary Shares on the date of grant and the options expire ten years from the date of grant, subject to earlier termination upon termination of employment.

(5) These incentive options were granted pursuant to the Company's 1995 Incentive Stock Option Plan for U.S. Employees. These options vest and become exercisable as to 25% of the shares on the first anniversary of the date of grant and thereafter at the rate of 2.0833% of the shares for each full month that the optionee renders services to the Company. The option exercise price is equal to the fair market value of the Company's Ordinary Shares on the date of grant and the options expire ten years from the date of grant, subject to earlier termination upon termination of employment.

(6) These incentive options were a regrant of options surrendered as part of the Company's repricing program in March 1997.

(7) These incentive options were granted pursuant to the Company's 1995 Incentive Stock Option Plan for U.S. Employees. These options commence vesting and become exercisable on the third anniversary of the date of grant, at a rate of 8.3333% of the shares for each full month thereafter that the optionee renders service to the Company. The option exercise price is equal to the fair market value of the Company's Ordinary Shares on the date of grant and the options expire ten years from the date of grant, subject to earlier termination upon termination of employment.

(8) These options terminated on March 31, 1997

    In 1997, to respond to the substantial increase in competitive attempts to recruit employees essential to the success of the Company, the Compensation Committee elected to reprice non-executive officer options. Competition for skilled engineers and other key employees in the software industry is intense and the use of significant options for retention and motivation of such personnel is pervasive in the high technology industries. The Compensation Committee believes that share options are a critical component of the compensation offered by the Company to promote long-term retention of key employees, motivate high levels of performance and recognize employee contributions to the success of the Company. The market price of the Company's ADSs decreased substantially from a high of $12.50 in December 1995 to a low of $3.375 in January 1997. In light of this substantial decline in the market price, the Compensation Committee believed that the large numbers of outstanding stock options with exercise prices in excess of the actual market price were no longer an effective tool to encourage employee retention or to motivate high levels of performance. As a result, on January 23, 1997, the Compensation Committee approved an option repricing program.

    All employees except executive officers were eligible to participate under the repricing program. All eligible optionees with options that were granted under the Company's option plans, whether vested or unvested, and that had exercise prices greater than the closing price on the Nasdaq National Market on March 3, 1997, amended or exchanged such options on a one-for-one basis. The amended or new options are exercisable at a price of $2.438 per share, which was the closing price on the Nasdaq National Market on March 3, 1997, and the vesting schedule of the amended or new options was adjusted to begin on

March 3, 1997, with any prior vesting being forfeited. However, if the original option was one of a certain group of options with cliff vesting granted in July 1996, the amended or new option vests at the same rate as the original option, commencing in March 1997.

    While no executive officers at the time of the repricing program were eligible to participate in the repricing program, subsequent to the repricing Mr. Ambler, who participated in the repricing program, became an executive officer of the Company. The following table sets out certain information regarding the repricing of options held by the Named Officers during the last 10 completed fiscal years:

                           TEN-YEAR OPTION REPRICINGS

                                                                 MARKET PRICE     EXERCISE                    LENGTH OF ORIGINAL
                                          NUMBER OF SECURITIES    OF STOCK AT       PRICE                        OPTION TERM
                                           UNDERLYING OPTIONS       TIME OF      AT TIME OF    NEW EXERCISE   REMAINING AT DATE
NAME                             DATE           REPRICED           REPRICING      REPRICING        PRICE         OF REPRICING
-----------------------------  ---------  ---------------------  -------------  -------------  -------------  ------------------
Richard M. Noling............     --               --                 --             --             --                --
George Buchan................     --               --                 --             --             --                --
Joseph A. Taglia.............     --               --                 --             --             --                --
Stephen M. Ambler............    3/03/97            3,750          $   2.438      $   5.125      $   2.438          8.4 years
Robert P. Lee................     --               --                 --             --             --                --
William J. McCarthy..........     --               --                 --             --             --                --

    The following table sets forth certain information concerning the exercise of options by each of the Named Officers during 1997, including the aggregate amount of gains on the date of exercise. In addition, the table includes the number of shares covered by both exercisable and unexercisable rights to acquire shares as of December 31, 1997. Also reported are values of "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding rights to acquire shares and $2.1562 per share, which was the closing price of the ADSs as reported on the Nasdaq National Market on December 31, 1997.

         AGGREGATED OPTION EXERCISES IN 1997 AND YEAR-END OPTION VALUES

                                                                    NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                                   UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS
                                                      VALUE       OPTIONS AT YEAR-END (#)        AT YEAR-END($)(2)
                                 SHARES ACQUIRED    REALIZED     --------------------------  --------------------------
NAME                             ON EXERCISE(#)      ($)(1)      EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
-------------------------------  ---------------  -------------  -----------  -------------  -----------  -------------
Richard M. Noling..............        --              --           187,950        312,085    $  22,230    $    15,210
George Buchan..................        --              --            94,010         48,490       56,261          1,393
Joseph A. Taglia...............        --              --             4,375         95,620       --            --
Stephen M. Ambler..............        --              --            13,551         82,699        6,563         12,001
Robert P. Lee..................       155,000         178,940       638,332        --           268,900        --
William J. McCarthy............        --              --            51,405         88,595       40,601          2,041

------------------------

(1) "Value Realized" represents the fair market value of the shares underlying the options on the date of exercise less the aggregate exercise price of the options.

(2) For purposes of the table, all amounts in pounds sterling were converted to U.S. dollars using $1.67 per pound sterling, the exchange rate in effect as of December 31, 1997.

                             EMPLOYMENT AGREEMENTS

    Effective March 25, 1997, Mr. Noling entered into an employment agreement with the Company, which is terminable by either party upon six month's notice and by the Company for cause at any time. In connection with such agreement, Mr. Noling was granted options to purchase (i) 100,000 Ordinary Shares at an exercise price of $1.969, such options being 100% vested and immediately exercisable, (ii) 100,000 Ordinary Shares at an exercise price of $1.969, such options to vest and become exercisable at the rate of 2.0833% of the shares on the first day of each month following the date of grant and (iii) 200,000 Ordinary Shares on the day of the 1997 Annual General Meeting, such options to vest and become exercisable at the rate of 2.0833% of the shares on the first day of each month following the date of grant. The Annual General Meeting was held on May 29, 1997 and the options were granted at an exercise price of $2.375. 100,000 of these options are subject to accelerated vesting and exercisability should the Company meet certain earnings per share ("EPS") targets as follows: (a) 25,000 options are accelerated should the EPS exceed $0.07 for 2 consecutive quarters, (b) 37,500 options are accelerated should the EPS exceed $0.14 for 2 consecutive quarters and (c) 37,500 options are accelerated should the EPS exceed $0.21 for 2 consecutive quarters, with a maximum of one early vesting event per quarter. These 100,000 options fully vest upon a takeover or merger of the Company.

    The employment agreement continues through May 31, 2001, and is automatically extended for an additional year at the end of the term unless either party gives notice six months prior to November 30, 2000 to terminate effective upon the expiration of the then current term. In the event of any business combination resulting in a change of control of the Company or in the event of disposal of a majority of the assets of the Company, and the termination or constructive termination of Mr. Noling's employment, Mr. Noling shall receive his then current full salary for a period of twelve months following such termination. In addition he shall be entitled to continued vesting and exercisability of his options for a period of twelve months after termination and shall be entitled to participate in the Company's employee benefits on the same basis as if he were an employee.

    In January 1993, Mr. Buchan entered into an employment agreement with the Company, which may be terminated by either party upon six months' notice and by the Company for cause at any time. In the event of any business combination, change in control or disposal of a majority of the assets of the Company, Mr. Buchan's employment may be terminated with three months' notice, and upon such termination Mr. Buchan will be entitled to a payment equivalent to his current annual salary plus estimated bonus for the year following termination and all his outstanding share options will become exercisable.

    As of December 20, 1993, Dr. Lee entered into an employment agreement with the Company, which was terminable by either party upon six months' notice and by the Company for cause at any time. In connection with such agreement, Dr. Lee was granted (i) a fully vested warrant to purchase 226,666 Ordinary Shares at an exercise price of $3.30 per share (the "Warrant") and (ii) options to purchase 566,666 Ordinary Shares at an exercise price of L0.90 per share, which would vest monthly and would become fully vested on December 20, 1997. In the event of any business combination resulting in a change in control of the Company or in the event of disposal of a majority of the assets of the Company, Dr. Lee's employment was terminable with three months' notice, and upon such termination Dr. Lee would have been entitled to (i) a payment equivalent to his current annual salary plus estimated bonus for the year following termination, (ii) the immediate vesting of twelve months of outstanding unvested share options and
(iii) medical and life insurance coverage for twelve months following termination. This agreement also provided for a severance payment of one-half the previous year's annual bonus upon Dr. Lee's termination of employment in any other circumstance.

    In August 1995, Insignia Solutions Inc. loaned to Robert P. Lee, who was then the Chairman, President and Chief Executive Officer of the Company, $275,000 to enable him to repay certain maturing loans from former employers. The loan was represented by a full recourse promissory note (the "Lee Note") and bore simple interest at the applicable federal rate. The Company agreed to forgive interest on the Lee Note for as long as Dr. Lee was employed by the Company. One quarter of the principal was forgiven on January 1, 1996, one quarter of the principal was forgiven on January 1, 1997 and the Company agreed to forgive an additional 25% of the principal on each January 1 from 1998 to 2001, provided that the Company met earnings per share targets established by the Board for the previous year and Dr. Lee was employed by the Company for at least six of the previous twelve months. The Lee Note also provided that any remaining portion of the Lee Note would mature at the end of 2002. Upon termination of Dr. Lee's employment with the Company for any reason prior to the end of 2001, the agreement provided that the remaining principal amount of the Lee Note, plus accrued interest, would be due and payable within twelve months of such termination.

    In March 1997, the Company and Dr. Lee entered into a Confidential Separation Agreement and Release (the "Agreement") that terminated Dr. Lee's employment agreement. Pursuant to the Agreement, Dr. Lee served as Vice-Chairman of the Board until his resignation in May 1997, and was a part time employee of the Company through December 31, 1997 at a salary of $18,750 per month, plus a bonus of $37,500. In addition, Dr. Lee surrendered to the Company for cancellation all of the options granted to him in 1995 and 1997, covering an aggregate of 50,786 shares. Effective January 1, 1998, Dr. Lee surrendered the Warrant to the Company for cancellation and the Company cancelled all remaining principal and interest on the Lee Note. The Agreement also contained a general release of the Company by Dr. Lee and a release of the Company as to certain claims by Dr. Lee.

    In March 1997, the Company loaned Mr. McCarthy $100,000 to assist in the purchase of a house. The loan is represented by a full recourse promissory note (the "McCarthy Note") and bears simple interest at the rate of 6% per annum. One half of the loan is to be repaid on January 31, 1998, and the remainder on January 31, 1999.

    In October 1997, the Company and Mr. McCarthy entered into a Confidential Separation Agreement and Release (the "McCarthy Agreement") that terminated Mr. McCarthy's employment. Pursuant to the McCarthy Agreement, Mr. McCarthy agreed to act as a part time consultant of the Company until April 30, 1998 at a salary of $16,666.67 per month, plus a pro-rata percentage of the executive bonus that would have been due to Mr. McCarthy for the fourth quarter of 1997, the bonus payable to him being adjusted to take account of the sale of the Company's NTRIGUE technology as if the sale had taken place in the fourth quarter of 1997. Under the McCarthy Agreement, bonuses payable to Mr. McCarthy for the third and fourth quarters of 1997 are used to pay the balance outstanding under the McCarthy Note. At December 31, 1997, $98,081.51 of principal and interest were due to the Company under the McCarthy Note. In January 1998, an additional $41,852.64 of the McCarthy Note was repaid. Also, under the terms of the McCarthy Agreement, Mr. McCarthy's options to purchase Ordinary Shares in the Company continue to vest and become exercisable through April 30, 1998, as if he had continued employment. Any vested options not exercised within 90 days of April 30, 1998 will lapse.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee of the Board (the "Committee") makes all decisions involving the compensation of executive officers of the Company. The Committee consists of the following non-employee directors: John R. Johnston and Paul L. Borrill. Nicholas, Viscount Bearsted served on the Committee until March 1997, when he became Chairman of the Board of the Company. Albert E. Sisto served on the Committee between March 1997 and October 1997.

                      REPORT OF THE COMPENSATION COMMITTEE

    Final decisions regarding executive compensation and stock option grants to executives are made by the Committee, which is currently composed of two independent non-employee directors, neither of whom have any interlocking relationships as defined by the SEC.

GENERAL COMPENSATION POLICY

    The Committee acts on behalf of the Board to establish the general compensation policy of the Company for all employees of the Company. The Committee typically reviews base salary levels and target bonuses for the Chief Executive Officer ("CEO") and other executive officers and employees of the

Company at or about the beginning of each fiscal year. The Committee administers the Company's incentive and equity plans, including the 1995 Stock Option Plan for U.S. Employees (the "1995 Plan"), the U.K. Employee Share Option Scheme 1996 (the "1996 Scheme") and the 1995 Employee Share Purchase Plan.

    The Committee's philosophy in compensating executive officers, including the CEO, is to relate compensation directly to corporate performance. Thus, the Company's compensation policy, which applies to executive officers and other key employees of the Company, relates a portion of each individual's total compensation to the Company objectives and individual objectives set forth at the beginning of the year. Consistent with this policy, a designated portion of the compensation of the executive officers of the Company is contingent on corporate performance and, in the case of executive officers, is also based on the individual officer's performance as measured against personal objectives. Long-term equity incentives for executive officers are effected through the granting of share options. Options generally have value for the executive only if the price of the Company's shares increases above the fair market value on the grant date and the executive remains in the Company's employ for the period required for the shares to vest.

    The base salaries, incentive compensation and option grants of the executive officers are determined in part by the Committee's informal review of data on prevailing compensation practices in technology companies with whom the Company competes for executive talent and by its evaluation of such information in connection with the Company's corporate goals. To this end, the Committee attempted to compare the compensation of the Company's executive officers with the compensation practices of comparable companies to determine base salary, target bonuses and target total cash compensation. In addition to their base salaries, the Company's executive officers, including the CEO, are each eligible to receive a quarterly cash bonus and option grants.

    In preparing the performance graph for this Proxy Statement, the Company used the S&P Computer Software and Services Index as its published line of business index. The compensation practices of most of the companies in such Index were not reviewed by the Company when the Committee reviewed the compensation information described above because such companies were determined not to be competitive with the Company for executive talent.

1997 EXECUTIVE COMPENSATION

    BASE COMPENSATION. The foregoing information was presented to the Committee in January 1997. The Committee reviewed the recommendations and performance and market data outlined above and established a base salary level to be effective January 1, 1997 for each executive officer, including the CEO.

    INCENTIVE COMPENSATION. Cash bonuses are awarded to the extent that an executive officer achieved predetermined individual objectives and the Company met predetermined objectives set by the Board at the beginning of the year. The CEO's subjective judgment of executives' performance (other than his own) is taken into account in determining whether those objectives have been satisfied.

    SHARE OPTIONS. Share options typically have been granted to executive officers when the executive first joins the Company, in connection with a significant change in responsibilities and, occasionally, to achieve equity within a peer group. The Committee may, however, grant additional options to executives for other reasons. The number of shares subject to each option granted is within the discretion of the Committee and is based on anticipated future contribution and ability to impact corporate and/or business unit results, past performance or consistency within the executive's peer group. In addition, in 1997, long-term incentives in the form of option grants were considered appropriate because options generally have value only if the price of the Company's shares increases above the exercise price and the optionee remains in the employ of the Company for the time required for the options to vest. The options generally become exercisable over a four-year period and are granted at a price that is equal to the fair market value of the ADSs on the date of grant. In 1997, the Committee considered these factors, as well as the number of options held by such executive officers as of the date of grant that remained unvested, and determined that additional grants should be made in 1997.

    For 1998, the Committee will be considering whether to grant future options to executive officers based on the factors described above, with particular attention to the Company-wide management objectives and the executive officers' success in obtaining specific individual financial and operational objectives established or to be established for 1998, to the Company's expected results and to the number of options currently held by the executive officers that remain unvested.

    COMPANY PERFORMANCE AND CEO COMPENSATION. Mr. Noling was appointed CEO in March 1997. With his promotion to the position of CEO, the Committee recommended an increase of $30,000 in Mr. Noling's base salary for 1997. In addition, the Committee granted options to purchase 400,000 shares to Mr. Noling. Mr. Noling was responsible for the Company meeting certain of its objectives in 1997. After careful review of the Company's performance as measured against its objectives and the criteria set forth above under the discussion of incentive compensation, the Committee recommended that bonuses in the aggregate amount of $93,184 be paid to Mr. Noling.

    COMPLIANCE WITH SECTION 162(M) OF THE INTERNAL REVENUE CODE OF 1986. The Company intends to comply with the requirements of Section 162(m) of the Internal Revenue Code of 1986 for 1998. The 1995 Plan is already in compliance with Section 162(m) by limiting stock awards to named executive officers. The Company does not expect cash compensation for 1998 to be in excess of $1,000,000 or consequently affected by the requirements of Section 162(m).

                                          COMPENSATION COMMITTEE
                                          John R. Johnston
                                          Paul L. Borrill
                                          Albert E. Sisto (from March 1997 to
                                          October 1997)
                                          Nicholas, Viscount Bearsted (until
                                          March 1997)

                        COMPANY SHARE PRICE PERFORMANCE

    The share price performance graph below is required by the SEC and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such Acts.

    The graph below compares the cumulative total shareholder return on the ADSs of the Company from the effective date of the Company's Registration Statement with respect to the Company's initial public offering (November 13, 1995) to December 31, 1997 with the cumulative total return on the Nasdaq Stock Market (U.S. and Foreign) and the S&P Computer Software and Services Index (assuming the investment of $100 in the Company's ADSs on the date of the Company's initial public offering and in each of the indexes on October 31, 1995, and reinvestment of all dividends).

                     COMPARISON OF CUMULATIVE TOTAL RETURN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             INSIGNIA      S&P CMP        NASDAQ

               SOLUTION     SWR/SVCS      US/FOREIGN
Oct-95          $100.00      $100.00         $100.00
1995             $97.92       $94.62         $101.71
1996             $34.89      $147.10         $124.55
1997             $17.97      $204.91         $152.40

                              CERTAIN TRANSACTIONS

    Since January 1, 1997, there has not been, nor is there currently proposed, any transaction or series of transactions to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $60,000 and in which any executive officer, director or holder of more than 5% of the Company's Ordinary Shares had or will have a direct or indirect material interest other than (i) normal compensation arrangements, which are described under "Proposals 3 and 4--Election and Re-election of Directors--Director Compensation" and "Executive Compensation" above and (ii) the transactions described under "Employment Agreements" above.

                             SHAREHOLDER PROPOSALS

    Proposals of shareholders intended to be presented at the Company's 1999 Annual General Meeting must be received by the Company at its registered office no later than February 15, 1999 to be included in the Company's Proxy Statement and form of proxy relating to the meeting. This is without prejudice to shareholders' rights under the Act to propose resolutions that may properly be considered at that meeting.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than 10% of the Company's Ordinary Shares to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on its review of the copies of such forms furnished to the Company and written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements were met.

                                 OTHER BUSINESS

    The Board does not intend to bring any other business before the Meeting, and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the Notice of the Meeting. As to any business that may properly come before the Meeting, however, it is intended that Proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such Proxies.

                            ------------------------

 WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN
    AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE PAID
       ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.
                            ------------------------

    THE PROXY SHOULD BE RETURNED TO THE OFFICES OF THE COMPANY AT BUCKINGHAM COURT, KINGSMEAD BUSINESS PARK, LONDON ROAD, HIGH WYCOMBE, BUCKINGHAMSHIRE HP11 1JU, UNITED KINGDOM, NOT LATER THAN 12:30 P.M. ON SUNDAY, JULY 19, 1998, BEING 48 HOURS PRIOR TO THE TIME FIXED FOR THE ANNUAL GENERAL MEETING.

                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES
                            (REGISTERED NO: 1961960)

                         DIRECTORS' REPORT AND ACCOUNTS

                          YEAR ENDED 31 DECEMBER 1997

                                       F1

                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

             DIRECTORS' REPORT FOR THE YEAR ENDED 31 DECEMBER 1997

    The directors present herewith their report and the audited accounts for the year ended 31 December 1997 in accordance with the format prescribed by the UK Companies Act.

PRINCIPAL ACTIVITIES

    The principal activities of the company and group are the design; engineering, development, licensing and maintenance of computer software products which provide cross platform compatibility solutions.

REVIEW OF THE BUSINESS AND FUTURE DEVELOPMENTS

    During the year the group generated revenues from sales of its packaged software products to end users from software development and licensing agreements with a number of international US-based concerns.

    In 1997, demand for SoftWindows declined, primarily as a result of declining market share for Apple Macintosh compatible computers and increased competition, resulting in turnover down 12% on 1996 at $38,869,000 (1996: $44,246,000) and an operating loss of $12,045,000 (1996: loss $11,815,000) after recording a restructuring charge of $1,995,000 (1996: $Nil).

    The loss resulted in cash outflows from operations, and at 31 December 1997, the group had cash and cash equivalent balances and short term investments of $14,461,000 (1996: $21,772,000).

    In light of adverse trading in its subsidiary Insignia Solutions Inc, investments in subsidiary undertakings have been written down by $8,500,000 in the balance sheet of the company (see Note 9 to the accounts).

    In 1997, the company introduced upgrades of SoftWindows95, a cross-platform Windows 95 compatibility solution for Power Macintosh users, and upgrades for NTRIGUE. In 1998, the company sold its NTRIGUE product technology to Citrix Systems Inc. Further details are set out in Note 19 to the attached accounts.

    In January 1998 the company announced plans to launch a new product line in late 1998 whereby the company intends to deliver an Embedded Virtual Machine ("EVM") for the Java based embedded system marketplace.

SHARE CAPITAL

    The company issued 377,124 Ordinary shares on the exercise of share options and 116,053 Ordinary shares through its employee share purchase plan during the year.

DIVIDENDS AND TRANSFERS TO RESERVES

    The directors are unable to recommend the payment of a dividend in respect of the year ended 31 December 1997 (1996: Nil). The loss for the year of $10,658,000 (1996: loss $10,766,000) will be transferred to reserves.

                                       F2

                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

DIRECTORS

    The directors of the company during the year and to the date of this report were:

Viscount Bearsted (Chairman)......................

P L Borrill.......................................  Appointed 17 July 1997

P Griffiths.......................................  Resigned 29 May 1997

J R Johnston (USA)................................

R P Lee (USA).....................................  Resigned 29 May 1997

R M Noling (USA)..................................  Appointed 25 March 1997

A E Sisto (USA)...................................  Appointed 25 March 1997

    The interests of the directors at the year end in the shares of the company were as follows:

                                                                   OPTIONS TO
                                                                ACQUIRE ORDINARY
                                               ORDINARY SHARES   SHARES OF 20P    SUBSCRIPTION
                                                 OF 20P EACH          EACH          WARRANTS
                                               ---------------  ----------------  ------------
Viscount Bearsted
  At 31 December 1996........................       378,946           375,000          --
  At 31 December 1997........................       386,946           430,000          --

P L Borrill
  At date of appointment.....................        --                --              --
  At 31 December 1997........................        --                15,000          --

P Griffiths
  At 31 December 1996........................        --                --              --
  At date of resignation.....................        --                 5,000          --

J R Johnston
  At 31 December 1996........................        --                15,000          --
  At 31 December 1997........................        --                20,000          --

R P Lee
  At 31 December 1996........................        --               567,452         226,666
  At date of resignation.....................        --               566,666         226,666

R M Noling
  At date of appointment.....................         2,692           300,000          --
  At 31 December 1997........................         9,946           500,000          --

A E Sisto
  At date of appointment.....................        --                --              --
  At 31 December 1997........................        --                15,000          --

    Further details of the share options and subscription warrants are given in
Note 14 to the accounts.

    Of the options granted to Viscount Bearsted, 125,000 are exercisable until 21 December 1998 and 125,000 are exercisable until 18 July 1999 at 40p each, 125,000 are exercisable until 3 November 2002 at

                                       F3

                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

90p each, 5,000 are exercisable until 16 April 2007 at $1.75 each and 50,000 are exercisable until 28 May 2007 at $2.375 each.

    Of the options granted to J R Johnston, 15,000 are exercisable until 25 January 2005 at L4.30 each, and 5,000 are exercisable until 16 April 2007 at $1.75 each.

    Of options granted to R P Lee, 566,666 were exercisable until 19 December 2003 at 90p each, 786 were exercisable until 25 January 2005 at $4.30 each, and 50,000 were exercisable until 2 March 2007 at $2.438 each. Pursuant to an agreement dated 20 December 1993, R P Lee was, on 31 March 1994, granted a warrant to subscribe for 226,666 Ordinary shares of 20p each at a price of $3.30 at any time until 19 December 2003 of which 226,666 remained unexercised at 31 December 1997.

    In 1995 a loan of $275,000 was made to R P Lee by a subsidiary. The loan was represented by a full recourse promissory note and bore simple interest at the applicable US federal rate. Interest was forgiven as long as R P Lee was employed by the subsidiary. One quarter of the principal was forgiven on 1 January 1996 and a further one quarter was forgiven on 1 January 1997.

    In March 1997, the subsidiary and R P Lee entered into a Confidential Separation Agreement and Release ("the Agreement") that terminated R P Lee's employment agreement. Pursuant to the Agreement, R P Lee served as Vice-Chairman of the Board until his resignation as a director on 29 May 1997 and, until 31 December 1997, a part-time employee of the company at a salary of $18,750 per month, plus a bonus of $37,500. In addition, R P Lee surrendered to the company for cancellation of all the options granted to him in 1995 and 1997, covering an aggregate of 50,786 shares. Effective 1 January 1998, R P Lee surrendered the Warrant to the company for cancellation and the subsidiary forgave and cancelled all remaining principal and interest on the note. The Agreement also contains a general release of the company by R P Lee and a release of the company as to certain claims by R P Lee. R P Lee exercised 155,000 vested options during 1997 and a further 85,000 vested options during 1998. The remaining 326,666 options lapsed on 31 March 1998.

    The options granted to P Griffiths were not exercised and lapsed on 28 August 1997.

    The options granted to A E Sisto are exercisable until 16 April 2007 at $1.75 each.

    The options granted to P L Borrill are exercisable until 15 July 2007 at $2.125 each.

    Of the options granted to R M Noling, 85,000 are exercisable until 28 March 2006 at $5.75 each, 15,000 are exercisable until 2 March 2007 at $2.438 each, 200,000 are exercisable until 24 March 2007 at $1.969 each, and 200,000 are exercisable until 28 May 2007 at $2.375 each.

    The vesting arrangements of the above options are set out in Note 14 to the accounts.

POLICY ON PAYMENT OF CREDITORS

    It is the group's policy to agree payment terms with its suppliers, along with other terms and conditions, when it enters into binding purchase contracts and to abide by the agreed payment terms provided the supplier has provided the goods or services in accordance with the terms and conditions of the contract.

YEAR 2000

    Many currently installed computer systems and software products are coded to accept two digit entries in the date code field. These date code fields will need to accept four digit entries to distinguish 21st century dates from 20th century dates. As a result, in less than two years, computer systems and

                                       F4

                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES software used by many companies may need to be upgraded to comply with such "Year 2000" requirements. SoftWindows95 version 4.0, version 5.0 and Real PC are Year 2000 compliant. Earlier versions of SoftWindows and all versions of Soft PC, a product the company no longer ships, are not Year 2000 compliant, but all such versions are upgradable to Year 2000 compliant products. Furthermore, the company has carried out an assessment of its own internal systems and believes they are all Year 2000 compliant.

STATEMENT OF DIRECTORS RESPONSIBILITIES

    Company law requires the directors to prepare accounts for each financial year which give a true ad fair view of the state of affairs of the group and company and of the profit or loss of the group for that period. In preparing those accounts, the directors are required to:

    - select suitable accounting policies and then apply them consistently;

    - make judgements and estimates that are reasonable and prudent;

    - state whether applicable accounting standards have been followed, subject to any material departures disclosed and explained in the accounts;

    - prepare the accounts on the going concern basis unless it is inappropriate to presume that the group and company will continue in business.

    The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the group and company and enable them to ensure that the accounts comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the group and company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

AUDITORS

    Price Waterhouse have indicated their willingness to continue in office and a resolution concerning their reappointment will be proposed at the annual general meeting.

By Order of the Board

S M Ambler
COMPANY SECRETARY                                                  21 April 1998

                                       F5

                    AUDITORS' REPORT TO THE SHAREHOLDERS OF
                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

    We have audited the accounts on pages F7 to F26 which have been prepared under the historical cost convention and the accounting policies set out on pages F13 to F15.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS

    As described on page F5 the company's directors are responsible for the preparation of accounts. It is our responsibility to form an independent opinion, based on our audit, on those accounts and to report our opinion to you.

BASIS OF OPINION

    We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the accounts. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the accounts, and of whether the accounting policies are appropriate to the group's and company's circumstances, consistently applied and adequately disclosed.

    We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the accounts are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the accounts.

OPINION

    In our opinion the accounts give a true and fair view of the state of affairs of the company and the group as at 31 December 1997 and of the loss and cash flows of the group for the year then ended and have been properly prepared in accordance with the Companies Act 1985.

PRICE WATERHOUSE
Chartered Accountants
and Registered Auditors
Thames Court
1 Victoria Street
Windsor
Berkshire
SL4 1HB                                                            21 April 1998

                                       F6

                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

                      CONSOLIDATED PROFIT AND LOSS ACCOUNT

                      FOR THE YEAR ENDED 31 DECEMBER 1997

                                                                       NOTE              1997                  1996
                                                                                 --------------------  --------------------
                                                                                   $'000      $'000      $'000      $'000
TURNOVER..........................................................       2                     38,869                44,246
Cost of products sold and royalties payable.......................                             15,068                14,814
                                                                                            ---------             ---------
                                                                                               23,801                29,432

GROSS PROFIT
Selling and marketing expenses....................................                  15,804                21,782
Research and development costs....................................                  11,123                13,214
Administration expenses...........................................                   6,788                 6,330
Restructuring.....................................................                   1,995                --
Exchange loss/(gain)..............................................                     136                   (79)
                                                                                 ---------             ---------
Total operating expenses..........................................                             35,846                41,247
                                                                                            ---------             ---------

OPERATING LOSS....................................................       3                    (12,045)              (11,815)
Interest receivable and similar income............................                                722                 1,456
Interest payable and similar charges..............................       6                        (55)                  (77)
                                                                                            ---------             ---------

LOSS ON ORDINARY ACTIVITIES BEFORE TAXATION.......................                            (11,378)              (10,436)
Tax on loss on ordinary activities................................       7                       (720)                  330
                                                                                            ---------             ---------

LOSS FOR THE FINANCIAL YEAR.......................................      15                    (10,658)              (10,766)
                                                                                            ---------             ---------
                                                                                            ---------             ---------

The only recognised gain or loss is the loss for the year.

           The notes on pages F13 to F26 form part of these accounts.

                                       F7

                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

                  CONSOLIDATED BALANCE SHEET--31 DECEMBER 1997

                                                                                       NOTE       1997       1996
                                                                                                ---------  ---------
                                                                                                  $'000      $'000
FIXED ASSETS.......................................................................      8          2,175      3,803
Tangible assets....................................................................      9            325        325
                                                                                                ---------  ---------
Investments........................................................................                 2,500      4,128
                                                                                                ---------  ---------

CURRENT ASSETS.....................................................................
Stocks.............................................................................     10            185        415
Debtors, of which $85,000 (1996: $586,000) falls due in more than one year.........     11         10,785     13,554
Short term investments.............................................................                 3,820      6,231
Cash at bank and in hand...........................................................                10,641     15,541
                                                                                                ---------  ---------
                                                                                                   25,431     35,741

CREDITORS: Amounts falling due within one year.....................................     12         17,280     19,378
                                                                                                ---------  ---------

NET CURRENT ASSETS.................................................................                 8,151     16,363
                                                                                                ---------  ---------

TOTAL ASSETS LESS CURRENT LIABILITIES..............................................                10,651     20,491
CREDITORS: Amounts falling due after more than one year............................     13            128        276
                                                                                                ---------  ---------
                                                                                                   10,523     20,215
                                                                                                ---------  ---------
                                                                                                ---------  ---------

CAPITAL AND RESERVES
Called up share capital............................................................   14, 15        3,954      3,795
Share premium account..............................................................     15         31,773     30,966
Profit and loss account--deficit...................................................     15        (25,256)   (14,598)
Capital reserve....................................................................     15             52         52
                                                                                                ---------  ---------
Total shareholders' funds..........................................................     15         10,523     20,215
                                                                                                ---------  ---------
                                                                                                ---------  ---------

Approved by the Board on 21 April 1998

R M Noling
Director

           The notes on pages F13 to F26 form part of these accounts.

                                       F8

                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

                    COMPANY BALANCE SHEET--31 DECEMBER 1997

                                                                                                   1997       1996
                                                                                        NOTE     ---------  ---------
                                                                                                   $'000      $'000
FIXED ASSETS
Tangible assets.....................................................................          8        930      1,592
Investments.........................................................................          9      2,325      2,325
                                                                                                 ---------  ---------
                                                                                                     3,255      3,917
                                                                                                 ---------  ---------
CURRENT ASSETS
Debtors, of which $4,607,000 (1996: $5,027,000) falls due in more than one year.....         11     20,887     25,736
Short term investments..............................................................                 1,000     --
Cash at bank and in hand............................................................                   830     11,721
                                                                                                 ---------  ---------
                                                                                                    22,717     37,457
CREDITORS: Amounts falling due within one year......................................         12      1,845      3,212
                                                                                                 ---------  ---------
NET CURRENT ASSETS..................................................................                20,872     34,245
                                                                                                 ---------  ---------
TOTAL ASSETS LESS CURRENT LIABILITIES...............................................                24,127     38,162
CREDITORS: Amounts falling due after more than one year.............................         13        110        217
                                                                                                 ---------  ---------
                                                                                                    24,017     37,945
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------
CAPITAL AND RESERVES
Called up share capital.............................................................     14, 15      3,954      3,795
Share premium account...............................................................         15     31,914     31,107
Profit and loss account.............................................................         15    (11,851)     3,043
                                                                                                 ---------  ---------
Total shareholders' funds...........................................................         15     24,017     37,945
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------

Approved by the Board on 21 April 1998

R M Noling
Director

           The notes on pages F13 to F26 form part of these accounts

                                       F9

                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

                        CONSOLIDATED CASH FLOW STATEMENT

                      FOR THE YEAR ENDED 31 DECEMBER 1997

                                                                                             1997                   1996
                                                                                    ----------------------  --------------------
                                                                          NOTE         $'000       $'000      $'000      $'000
NET CASH (OUTFLOW) FROM OPERATING ACTIVITIES.........................       a                       (7,835)              (12,652)
RETURNS ON INVESTMENT AND SERVICING OF FINANCE
Interest received....................................................                      722                  1,456
Interest element of finance lease rental payments....................                      (55)                   (77)
                                                                                           ---              ---------
                                                                                                       667                 1,379
TAXATION.............................................................                                   47                (2,537)
CAPITAL EXPENDITURE
Purchase of tangible fixed assets....................................                     (753)                (1,985)
Sale of tangible fixed assets........................................                      188                    288
                                                                                           ---              ---------
                                                                                                      (565)               (1,697)
MANAGEMENT OF LIQUID RESOURCES
Sale of short term investments.......................................                                2,411                18,819
FINANCING
Issue of share capital...............................................       d              760                    583
Capital element of finance lease rental payments.....................       d             (385)                  (303)
                                                                                           ---              ---------
                                                                                                       375                   280
                                                                                                 ---------             ---------
(DECREASE)/INCREASE IN CASH..........................................       b                       (4,900)                3,592
                                                                                                 ---------             ---------
                                                                                                 ---------             ---------

           The notes on pages F13 to F26 form part of these accounts.

                                      F10

                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

                 NOTES TO THE CONSOLIDATED CASH FLOW STATEMENT

                      FOR THE YEAR ENDED 31 DECEMBER 1997

A) RECONCILIATION OF OPERATING LOSS TO NET CASH (OUTFLOW) FROM OPERATING ACTIVITIES

                                                                                                            1996
                                                                                                 1997     ---------
                                                                                               ---------    $'000
                                                                                                 $'000
Operating loss...............................................................................    (12,045)   (11,815)
Depreciation of tangible fixed assets........................................................      2,239      2,165
Non cash restructuring charge................................................................        206     --
Decrease/(increase) in stocks................................................................        230        (81)
Decrease/(increase) in debtors...............................................................      3,442     (5,258)
(Decrease)/increase in creditors.............................................................     (1,907)     2,337
                                                                                               ---------  ---------
Net cash (outflow) from operating activities.................................................     (7,835)   (12,652)
                                                                                               ---------  ---------
                                                                                               ---------  ---------

B) RECONCILIATION TO NET FUNDS

                                                                                                            1996
                                                                                                 1997     ---------
                                                                                               ---------    $'000
                                                                                                 $'000
(Decrease)/Increase in cash in the period....................................................     (4,900)     3,592
Decrease in debt and lease financing.........................................................        385        303
Decrease in short term investment............................................................     (2,411)   (18,819)
                                                                                               ---------  ---------
Change in net funds from cash flows..........................................................     (6,926)   (14,924)
New finance leases...........................................................................        (46)      (259)
                                                                                               ---------  ---------
Movements in net funds in period.............................................................     (6,972)   (15,183)
Net funds at 1 January.......................................................................     21,218     36,401
                                                                                               ---------  ---------
Net funds at 31 December.....................................................................     14,246     21,218
                                                                                               ---------  ---------
                                                                                               ---------  ---------

C) ANALYSIS OF NET FUNDS

                                                                                  OTHER NON    31 DECEMBER
                                                                     CASH FLOW      CASH          1997
                                                                     ---------  -------------  -----------
                                                         1 JANUARY
                                                           1997        $'000        $'000         $'000
                                                        -----------
                                                           $'000
Cash in hand, at bank.................................      15,541      (4,900)      --            10,641
Finance leases........................................        (554)        385          (46)         (215)
Short term investment.................................       6,231      (2,411)      --             3,820
                                                                                         --
                                                        -----------  ---------                 -----------
TOTAL.................................................      21,218      (6,926)         (46)       14,246
                                                                                         --
                                                                                         --
                                                        -----------  ---------                 -----------
                                                        -----------  ---------                 -----------

                                      F11

                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

                      FOR THE YEAR ENDED 31 DECEMBER 1997

D) ANALYSIS OF CHANGES IN FINANCING DURING THE YEAR

                                                                                    SHARE CAPITAL           FINANCE LEASE
                                                                                                             OBLIGATIONS
                                                                                 (INCLUDING PREMIUM)   ------------------------
                                                                                 --------------------     1997         1996
                                                                                              1996     -----------  -----------
                                                                                            ---------     $'000        $'000
                                                                                   1997       $'000
                                                                                 ---------
                                                                                   $'000
1 January......................................................................     34,761     34,178         554          598
Cash inflow/(outflow) from financing...........................................        760        583        (385)        (303)
Non cash restructuring.........................................................        206     --          --           --
Inception of finance lease and hire purchase contracts.........................     --         --              46          259
                                                                                 ---------  ---------         ---          ---
31 December....................................................................     35,727     34,761         215          554
                                                                                 ---------  ---------         ---          ---
                                                                                 ---------  ---------         ---          ---

                                      F12

                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

                    NOTES TO THE ACCOUNTS--31 DECEMBER 1997

1 PRINCIPLE ACCOUNTING POLICIES

    The accounts have been prepared in US dollars and in accordance with applicable accounting standards in the United Kingdom. A summary of the principal group accounting policies, which have been applied consistently, is set out below.

BASIS OF ACCOUNTING

    The accounts have been prepared under the historical cost convention.

BASIS OF CONSOLIDATION

    The consolidated accounts include the company and all its subsidiaries. Intragroup sales and profits are eliminated on consolidation and all sales and profit figures relate to external transactions only.

TURNOVER

    Turnover, which excludes value added tax and sales tax, represents sales of packaged software, software development fees and licence royalties.

    The company's licence revenues are derived from product licensing fees relating to the sale of packaged software products and royalties from original equipment manufacturers ("OEM's") and site licences. The company's service revenues are derived from OEM's for customer funded engineering and from annual maintenance contracts.

    Product licensing fees are recognised upon shipment if no significant vendor obligations remain and if collection of the resulting receivable is deemed probable. The company grants distributors and resellers certain rights of return and price protection on unsold merchandise held by those distributors and resellers. Accordingly, reserves for estimated future returns, exchanges and credits for price protection are accrued upon product shipment.

    The company has limited control over the extent to which products sold to distributors and resellers are sold through to end users. Accordingly, a portion of the company's sales may from time to time result in increased inventory at its distributors and resellers. The company provides sales returns reserves for distributor inventories. These reserves are based on the company's estimates of expected sell-through by distributors and resellers of its products. Actual results could differ from these estimates.

    The company provides a limited amount of free telephone technical support to customers. These activities are generally considered to be insignificant postcontract customer obligations. Estimated costs of these activities are accrued at the time of product shipment. Revenues from annual maintenance contracts are recognised rateably over the term of the contract.

    Revenues from OEM's for funded engineering are recognised on a percentage of completion basis, which is computed using the input measure of labour cost. Minimum guaranteed royalty revenues not subject to significant future obligations are generally recognised on shipment of software. Royalty revenues that are subject to significant future obligations are recognised when earned. Royalty revenues that exceed the minimum guarantees are recognised when reported.

    Payments from OEM's and maintenance contracts received in advance of revenue recognition are recorded as deferred revenue.

                                      F13

                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

1 PRINCIPLE ACCOUNTING POLICIES (CONTINUED)
RESEARCH AND DEVELOPMENT EXPENDITURE

    The company capitalises internal software development costs incurred after technological feasibility has been demonstrated. The company defines establishment of technological feasibility as the completion of a working model. Such capitalised amounts are amortised commencing with the introduction of that product at the greater of the straight-line basis utilising estimated economic life, generally six months to one year, or the ratio of actual revenues achieved to the total anticipated revenues over the life of the product.

FOREIGN CURRENCIES

    The directors have determined that the group's and company's functional currency is the US dollar.

    Accordingly non-monetary assets and liabilities whose original values are in currencies other than dollars are stated at their historic dollar value. Monetary assets and liabilities expressed in other currencies are translated into dollars at the rate of exchange ruling at the year end. Transactions in other currencies are translated into dollars at the average rate for the month in which the transaction occurred or at the forward contract or option rate where such a hedging transaction has been undertaken. All foreign exchange differences are taken to the profit and loss account in the year in which they arise.

TANGIBLE FIXED ASSETS

    Tangible fixed assets are stated at their purchase price, together with any incidental expenses of acquisition.

    Provision for depreciation is made so as to write off the cost of tangible fixed assets on a straight line basis over the expected useful economic lives of the assets concerned. The principal annual rates used for this purpose are:

Leasehold improvements                 shorter of estimated useful life or
                                         remaining lease term
Computers and other equipment          33%
Fixtures and fittings                  25-33%

STOCKS

    Stocks are stated at the lower of cost and net realisable value. Cost is determined on a first in first out basis and includes transport and handling costs. Net realisable value is the price at which stocks can be sold in the normal course of business after allowing for the costs of realisation and, where appropriate, the cost of conversion from their existing state to a finished condition. Provision is made where necessary for stocks which are slow moving, obsolete or defective.

DEFERRED TAXATION

    Deferred taxation is provided on the liability method in respect of timing differences between profit as computed for taxation purposes and profit as stated in the accounts to the extent that it is probable that a liability will become payable in the foreseeable future. Deferred tax assets are only recognised to the extent that they are expected to be recoverable.

                                      F14

                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

1 PRINCIPLE ACCOUNTING POLICIES (CONTINUED)
OPERATING LEASES

    Rentals payable under operating leases are charged on a straight line basis over the lease term in arriving at operating profit.

FINANCE LEASE AND HIRE PURCHASE AGREEMENTS

    Where fixed assets are financed by leasing agreements or hire purchase contracts which transfer to the group substantially all the benefits and risks of ownership, the assets are treated as if they had been purchased outright and are included in tangible fixed assets. The capital element of these commitments is shown as obligations under finance lease and hire purchase contracts.

    Finance lease rentals are treated as consisting of capital and interest elements; the capital element is applied to reduce the outstanding obligations and the interest element is charged against profit in proportion to the reducing capital element outstanding. Assets held under finance leases are depreciated over the shorter of the lease term or the useful economic life of equivalent owned assets.

PENSION COSTS

    Pension costs in respect of the group's defined contribution scheme and 401(k) plans are accounted for in the period to which they relate.

2 TURNOVER

    The geographical analysis of turnover by destination is as follows:

                                                                               1997       1996
                                                                             ---------  ---------
                                                                               $'000      $'000
United States..............................................................     29,371     30,576
Europe.....................................................................      6,411      7,875
Asia.......................................................................      3,087      5,795
                                                                             ---------  ---------
                                                                                38,869     44,246
                                                                             ---------  ---------
                                                                             ---------  ---------

    The directors consider that all of the group's activities fall within one class of business.

                                      F15

                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

3 OPERATING LOSS

    The operating loss is stated after charging:

                                                                         NOTE        1997       1996
                                                                                   ---------  ---------
                                                                                     $'000      $'000
Depreciation of owned assets........................................                   1,987      1,892
Depreciation of assets held under finance lease and hire purchase
  contracts.........................................................                     252        273
Hire of equipment under operating leases............................                      92        410
Rental of land and buildings........................................                     829      1,360
Directors' emoluments...............................................           4         725        369
Auditors' remuneration--audit services..............................                     200        557
                                                                                   ---------  ---------
                                                                                   ---------  ---------

    Audit fees paid to the parent company auditors were $50,000 (1996: $30,000). Other fees paid by the company and its UK subsidiaries to the auditors in the United Kingdom were $185,000 (1996: $124,000).

4 DIRECTORS' EMOLUMENTS

                                                                                    1997         1996
                                                                                    -----        -----
                                                                                    $'000        $'000
Aggregate emoluments...........................................................         427          368
Aggregate amounts (excluding shares) receivable under long term incentive
  schemes......................................................................      --           --
Company contributions paid to money purchase pension schemes...................      --                1
Aggregate compensation for loss of office......................................         298       --

    Included above are amounts totalling $22,000 (1996: $22,000) payable to third parties for making available the services of non-executive directors to the company.

    No non-executive directors waived rights to fees in 1997 and 1996.

    Directors' emoluments of the highest paid director:

                                                                                    1997         1996
                                                                                    -----        -----
                                                                                    $'000        $'000
Total amount of emoluments and amounts (excluding shares) receivable under long
  term incentives scheme.......................................................         164          331
Defined pension scheme (accrued pension at year end)...........................      --                1

    In addition the directors have been granted share options, the details of which are set out in the directors' report.

    A loan of $137,500 to R P Lee remained outstanding at 31 December 1997 (1996: $206,250). On 1 January 1998 the company forgave and cancelled the remaining principal and interest on the loan. This expense has been included in compensation for loss of office in 1997.

                                      F16

                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

5 EMPLOYEE INFORMATION

(1) The average number of persons employed by the group during the year, including executive directors, was:

                                                                               1997       1996
                                                                             ---------  ---------
Sales and marketing........................................................         81         99
Research and development...................................................         97        105
General and administrative.................................................         37         37
                                                                             ---------  ---------
                                                                                   215        241
                                                                             ---------  ---------
                                                                             ---------  ---------

(2) Group employment costs of all employees including executive directors:

                                                                         NOTE        1997       1996
                                                                                   ---------  ---------
                                                                                     $'000      $'000
Wages and salaries..................................................                  13,305     14,442
Social security costs...............................................                     990        686
Other pension costs.................................................          16         315        340
                                                                                   ---------  ---------
                                                                                      14,610     15,468
                                                                                   ---------  ---------
                                                                                   ---------  ---------

6 INTEREST PAYABLE AND SIMILAR CHARGES

                                                                               1997       1996
                                                                             ---------  ---------
                                                                               $'000      $'000
On finance leases and hire purchase contracts..............................         55         77

7 TAXATION

(1) Current taxation

    Tax on loss on ordinary activities is:

                                                                               1997       1996
                                                                             ---------  ---------
                                                                               $'000      $'000
Corporation taxation (@31.5%)..............................................       (895)      (200)
Overseas taxation..........................................................        175        530
                                                                             ---------  ---------
                                                                                  (720)       330
                                                                             ---------  ---------
                                                                             ---------  ---------

    At 31 December 1997 the accumulated tax losses carried forward and available for offset against future profits amounted to approximately $8,000,000 (1996:
$1,080,000) in the United States and $3,000,000 (1996: $330,000) in the United
Kingdom.

    No provision has been made for any taxation that would become payable if reserves retained in overseas subsidiaries were distributed as no such distributions are planned.

                                      F17

                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

7 TAXATION (CONTINUED)
(2) Deferred taxation

    The full potential deferred tax asset comprises the following components:

                                                                               1997       1996
                                                                             ---------  ---------
                                                                               $'000      $'000
Net operating loss carryforwards...........................................      4,342      1,410
Tax credit carryforwards...................................................        789        611
Deferred revenue...........................................................     --            789
Sales return reserve.......................................................        684      1,706
Accrued expenses, reserves and other temporary differences.................      1,584      2,210
                                                                             ---------  ---------
                                                                                 7,399      6,726
                                                                             ---------  ---------
                                                                             ---------  ---------
Amount recognised in these financial statements............................     --         --
                                                                             ---------  ---------
                                                                             ---------  ---------

8 TANGIBLE FIXED ASSETS

GROUP

                                                                     LEASEHOLD      COMPUTERS   FIXTURES AND     TOTAL
                                                                   IMPROVEMENTS     AND OTHER     FITTINGS     ---------
                                                                  ---------------   EQUIPMENT   -------------
                                                                       $'000       -----------      $'000        $'000
                                                                                      $'000
COST
1 January 1997..................................................         1,454          7,971           888       10,313
Additions.......................................................        --                768            31          799
Disposals.......................................................           (19)          (124)         (109)        (252)
                                                                         -----          -----           ---    ---------
31 December 1997................................................         1,435          8,615           810       10,860
                                                                         -----          -----           ---    ---------
ACCUMULATED DEPRECIATION
1 January 1997                                                             597          5,597           316        6,510
Charge for the year.............................................           544          1,215           480        2,239
Disposals.......................................................           (17)           (36)          (11)         (64)
                                                                         -----          -----           ---    ---------
31 December 1997................................................         1,124          6,776           785        8,685
                                                                         -----          -----           ---    ---------
NET BOOK AMOUNT
31 December 1997................................................           311          1,839            25        2,175
                                                                         -----          -----           ---    ---------
                                                                         -----          -----           ---    ---------
31 December 1996................................................           857          2,374           572        3,803
                                                                         -----          -----           ---    ---------
                                                                         -----          -----           ---    ---------

    The net book amount of tangible fixed assets includes an amount of $208,000 (1996: $500,000) in respect of assets, principally computers and other equipment, held under finance leases and hire purchase contracts.

    Disposals include retirements of fully depreciated assets.

                                      F18

                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

8 TANGIBLE FIXED ASSETS (CONTINUED)
COMPANY

                                                                       LEASEHOLD       COMPUTERS    FIXTURES AND      TOTAL
                                                                     IMPROVEMENTS      AND OTHER      FITTINGS      ---------
                                                                   -----------------   EQUIPMENT   ---------------
                                                                         $'000        -----------       $'000         $'000
                                                                                         $'000
COST
1 January 1997...................................................            636           4,161            265         5,062
Additions........................................................         --                 377              3           380
Disposals........................................................         --                (259)        --              (259)
                                                                             ---           -----            ---     ---------
31 December 1997.................................................            636           4,279            268         5,183
                                                                             ---           -----            ---     ---------
ACCUMULATED DEPRECIATION
1 January 1997...................................................            457           2,780            233         3,470
Charge for the year..............................................            125             770             14           909
Disposals........................................................         --                (126)        --              (126)
                                                                             ---           -----            ---     ---------
31 December 1997.................................................            582           3,424            247         4,253
                                                                             ---           -----            ---     ---------
NET BOOK AMOUNT
31 December 1997.................................................             54             855             21           930
                                                                             ---           -----            ---     ---------
                                                                             ---           -----            ---     ---------
31 December 1996.................................................            179           1,381             32         1,592
                                                                             ---           -----            ---     ---------
                                                                             ---           -----            ---     ---------

    The net book amount of tangible fixed assets includes an amount of $188,000 (1996: $369,000) in respect of assets, principally computers and other equipment, held under finance leases and hire purchase contracts.

    Disposals include retirements of fully depreciated assets.

                                      F19

                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

9 FIXED ASSET INVESTMENTS

                                                                     GROUP                       COMPANY
                                                                ---------------  ----------------------------------------
                                                                     OTHER        SHARES IN         OTHER         TOTAL
                                                                  INVESTMENTS     SUBSIDIARY     INVESTMENTS    ---------
                                                                ---------------  UNDERTAKINGS  ---------------
                                                                     $'000       ------------       $'000         $'000
                                                                                    $'000
Cost at 1 January 1997........................................           325           2,000            325         2,325
Investment in 1997............................................        --               8,500         --             8,500
                                                                         ---     ------------           ---     ---------
Cost at 31 December 1997......................................           325          10,500            325        10,825
Provision made in 1997........................................        --              (8,500)        --            (8,500)
                                                                         ---     ------------           ---     ---------
Net book amount at beginning and end of year..................           325           2,000            325         2,325
                                                                         ---     ------------           ---     ---------
                                                                         ---     ------------           ---     ---------

    The company's subsidiary undertakings are:

                                                                            DESCRIPTION OF
NAME OF COMPANY AND COUNTRY OF INCORPORATION AND OPERATION                   SHARES HELD
------------------------------------------------------------------------  ------------------   PROPORTION OF NOMINAL
                                                                                              VALUE OF ISSUED SHARES
                                                                                              AND VOTING RIGHTS HELD
                                                                                              -----------------------
                                                                                                         %
Insignia Solutions International Limited
  (England & Wales).....................................................         L1 ordinary               100
Insignia Solutions Overseas Limited
  (England & Wales).....................................................         L1 ordinary               100
Insignia Solutions Inc (USA)                                                Common stock, no
  (Subsidiary of Insignia Solutions Overseas Limited)...................           par value               100
Insignia Solutions Foreign Sales Inc (Barbados).........................       $10 par value               100
                                                                            Common stock, no
Emulation Technologies Inc (USA)........................................           par value               100
Insignia Solutions France SARL (France).................................        FF100 shares               100

    The principal activities of Insignia Solutions Inc, Insignia Solutions International Limited and Insignia Solutions France SARL are the marketing, licensing and support of computer software products. Emulation Technologies Inc has been dormant since 1990.

    The principal activity of Insignia Solutions Overseas Limited is that of a holding company.

    The principal activity of Insignia Solutions Foreign Sales Inc is that of a sales company.

    The company owns 65,400 shares of no par value in Bristol Technology Inc, a company incorporated in the USA, being approximately 10% of the issued common stock.

                                      F20

                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

10 STOCKS

    GROUP

                                                                                    1997         1996
                                                                                    -----        -----
                                                                                    $'000        $'000
Finished software products, manuals and related supplies.......................         185          415
                                                                                        ---          ---
                                                                                        ---          ---

11 DEBTORS

                                                                                   1997                    1996
                                                                          ----------------------  ----------------------
                                                                            COMPANY      GROUP      COMPANY      GROUP
                                                                          -----------  ---------  -----------  ---------
                                                                             $'000       $'000       $'000       $'000
Amounts falling due within one year:
Trade debtors...........................................................          27       9,228      --          12,235
Amounts owed by subsidiary undertakings.................................      14,737      --          20,452      --
Prepayments.............................................................         769         608         257         542
Taxation recoverable....................................................         747         864      --             191
                                                                          -----------  ---------  -----------  ---------
                                                                              16,280      10,700      20,709      12,968
                                                                          -----------  ---------  -----------  ---------
Amounts falling due after more than one year:
Loan to subsidiary undertaking..........................................       4,607      --           4,607      --
Other debtors...........................................................      --              85         420         586
                                                                          -----------  ---------  -----------  ---------
                                                                               4,607          85       5,027         586
                                                                          -----------  ---------  -----------  ---------
                                                                              20,887      10,785      25,736      13,554
                                                                          -----------  ---------  -----------  ---------
                                                                          -----------  ---------  -----------  ---------

    The loan to subsidiary undertaking is an unsecured long term loan bearing interest at 8.02% per annum repayable on 31 December 2089, including accrued interest.

    Included within other debtors at 31 December 1996 is a loan of $206,250 made by a subsidiary in August 1995 to R P Lee, the Chairman of the company at the time. The loan, represented by a full recourse promissory note, bore simple interest at the applicable US federal rate. Interest was forgiven as long as R P Lee was employed by the subsidiary. One quarter of the principal was forgiven on 1 January 1996, and a further one quarter was forgiven on 1 January 1997.

    In March 1997, the subsidiary and R P Lee entered into a confidential separation Agreement and Release ("the Agreement") that terminated R P Lee's employment agreement. Pursuant to the Agreement, effective 1 January 1998 the company forgave and cancelled all remaining principal and interest on the note. The company expensed the $206,250 principal and accrued interest into Restructuring costs during 1997.

                                      F21

                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

12 CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

                                                                                   1997                    1996
                                                                          ----------------------  ----------------------
                                                                            COMPANY      GROUP      COMPANY      GROUP
                                                                          -----------  ---------  -----------  ---------
                                                                             $'000       $'000       $'000       $'000
Trade creditors.........................................................         477       1,683         711       2,157
Other creditors.........................................................      --             617      --             457
Social security.........................................................         211         211         223         223
Accruals................................................................       1,081      11,348       1,439       8,049
Taxation................................................................      --          --             175      --
Obligations under finance leases and hire purchase contracts............          76         104         159         295
Sales return reserve....................................................      --           2,474      --           5,298
Deferred revenue........................................................      --             843         505       2,899
                                                                               -----   ---------       -----   ---------
                                                                               1,845      17,280       3,212      19,378
                                                                               -----   ---------       -----   ---------
                                                                               -----   ---------       -----   ---------

13 CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR

                                                                                        1997                        1996
                                                                             --------------------------  --------------------------
                                                                                COMPANY        GROUP        COMPANY        GROUP
                                                                             -------------  -----------  -------------  -----------
                                                                                 $'000         $'000         $'000         $'000
Obligations under finance leases and hire purchase contracts...............          110           111           217           259
Other creditors............................................................       --                17        --                17
                                                                                     ---           ---           ---           ---
                                                                                     110           128           217           276
                                                                                     ---           ---           ---           ---
                                                                                     ---           ---           ---           ---

    All finance lease and hire purchase obligations are payable within five years.

14 SHARE CAPITAL

                                                                                1997                     1996
                                                                       -----------------------  -----------------------
                                                                         COMPANY       GROUP      COMPANY       GROUP
                                                                       ------------  ---------  ------------  ---------
                                                                          NUMBER       L'000       NUMBER       L'000
AUTHORISED
Equity interests (Ordinary shares of 20p)............................    30,000,000      6,000    30,000,000      6,000
Non-equity interests (Preferred shares of 20p each)..................     3,000,000        600     3,000,000        600
                                                                                     ---------                ---------
                                                                                         6,600                    6,600
                                                                                     ---------                ---------
                                                                                     ---------                ---------

                                                                                1997                     1996
                                                                       -----------------------  -----------------------
                                                                         COMPANY       GROUP      COMPANY       GROUP
                                                                       ------------  ---------  ------------  ---------
                                                                          NUMBER       $'000       NUMBER       $'000
ALLOTTED AND FULLY PAID
Equity interests (Ordinary shares of 20p each).......................    11,971,213      3,954    11,478,036      3,795
                                                                       ------------  ---------  ------------  ---------
                                                                       ------------  ---------  ------------  ---------

                                      F22

                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

14 SHARE CAPITAL (CONTINUED)
    ALLOTMENTS OF SHARES

    During the year 377,124 Ordinary shares of 20p each were issued for cash on the exercise of share options, of which 88,596 were issued at 40p, 4,250 were issued at 70p, 500 were issued at 86p, 283,571 were issued at 90p and 207 were issued at $2.438 providing total proceeds of $476,000.

    In addition 116,053 Ordinary shares of 20p each were issued for cash through participation in the Company's Employee Share Purchase plan. Of these 60,260 were issued at $3.5594 each and 55,793 were issued at $1.9125 each providing total proceeds of $320,000.

    OPTIONS OF SHARES OF INSIGNIA SOLUTIONS PLC

    The company has four share option schemes which provide for issuance of share options to employees of the company to purchase Ordinary shares of 20p par value. A total of 3,922,071 (1996: 3,372,071) Ordinary shares have been reserved for issuance of options. At 31 December 1997 and 31 December 1996, approximately 245,290 and 694,279, respectively, Ordinary shares were available for future grants of share options. Share options are generally granted at prices of not less than 100% of the fair market value of the Ordinary shares on the date of the grant, as determined by the Board of Directors.

    The following table summarises activity on share options:

                                                                          UK SHARE        US SHARE
                                                                       OPTION SCHEMES  OPTION SCHEMES    TOTAL
                                                                       --------------  --------------  ----------
1 January 1997.......................................................      1,106,248       1,242,741    2,348,989
Granted in the year..................................................        187,000       1,671,925    1,858,925
Exercised in the year................................................        (74,756)       (302,368)    (377,124)
Cancelled/surrendered................................................       (141,375)       (202,736)    (344,111)
Lapsed in the year...................................................        (50,598)       (465,227)    (515,825)
                                                                       --------------  --------------  ----------
31 December 1997.....................................................      1,026,519       1,944,335    2,970,854
                                                                       --------------  --------------  ----------
                                                                       --------------  --------------  ----------

    During 1997, the company carried out an option repricing program.

    Options granted to new employees generally vest 25% on the first anniversary of the date of grant and 1/48 per month thereafter through the fourth anniversary of the date of grant. Options granted to existing employees will generally vest at the rate if 1/48 per month from the date of grant through to the fourth anniversary of the date of grant. Options are exercisable until the tenth anniversary of the date of grant unless they lapse before that date. 1,677,062 and 1,468,165 options were exercisable at 31 December 1997 and 31 December 1996, respectively.

                                      F23

                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

14 SHARE CAPITAL (CONTINUED)
    Options outstanding at 31 December 1997 were as follows:

                                                               UK SHARE OPTION SCHEME   US SHARE OPTION SCHEMES
                                                               -----------------------  -----------------------
                                                                            PERIOD OF                PERIOD OF
                                                                 NUMBER     EXERCISE      NUMBER     EXERCISE
                                                               ----------  -----------  ----------  -----------
40p per share................................................     429,000    1990-1999      10,000    1989-1999
70p per share................................................      28,750    1993-2001      --          --
86p per share................................................      16,832    1994-2001         500    1992-2001
90p per share................................................     365,147    1995-2004     495,451    1993-2004
350p per share...............................................      --          --           11,104    1995-2004
430p per share...............................................       1,750    1998-2005      15,333    1995-2005
530p per share...............................................      --          --            2,802    1995-2005
650p per share...............................................      --          --            1,500    1995-2005
$1.562 per share.............................................      19,500    1997-2007      32,963    1997-2007
$1.750 per share.............................................      --          --           26,500    1997-2007
$1.969 per share.............................................      --          --          202,000    1997-2007
$2.063 per share.............................................       1,000    1997-2007       1,500    1997-2007
$2.125 per share.............................................       3,000    1997-2007      19,000    1997-2007
$2.313 per share.............................................     130,040    1997-2007     115,872    1997-2007
$2.375 per share.............................................      11,500    1997-2007     444,875    1997-2007
$2.438 per share.............................................       4,500    1997-2007     435,999    1997-2007
$2.500 per share.............................................      13,000    1997-2007      --        1997-2007
$2.563 per share.............................................       1,500    1997-2007       4,250    1997-2007
$5.125 per share.............................................      --          --           14,552    1996-2006
$5.750 per share.............................................       1,000    1996-2006      92,989    1996-2006
$5.875 per share.............................................      --          --           17,145    1996-2006
                                                               ----------               ----------
                                                                1,026,519                1,944,335
                                                               ----------               ----------
                                                               ----------               ----------

    SUBSCRIPTION WARRANTS

    During 1994, a warrant for 226,666 Ordinary shares of 20p par value at a price of $3.30 per share was granted to R P Lee, the then Chairman of the company. Effective 1 January 1998, R P Lee surrendered the Warrant to the company for cancellation.

    EMPLOYEE SHARE PURCHASE PLAN

    In March 1995, the company's shareholders adopted the 1995 Employee Share Purchase Plan (the Plan) with 275,000 Ordinary shares reserved for issuance thereunder. The Plan became effective 17 November 1995 and enables employees to purchase Ordinary shares at approximately 85% of fair market value of Ordinary shares at the beginning or end of each six month offering period. The Plan qualifies as an "employee stock purchase plan" under the US Internal Revenue Code. 210,282 Ordinary shares have been issued under the plan at 31 December 1997 (1996: 94,229).

                                      F24

                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

15 RECONCILIATION OF MOVEMENT IN TOTAL SHAREHOLDERS' FUNDS

                                                       SHARE        SHARE     PROFIT AND     CAPITAL    TOTAL SHAREHOLDERS'
                                                      CAPITAL      PREMIUM       LOSS        RESERVE           FUNDS
                                                    -----------    ACCOUNT      ACCOUNT    -----------  --------------------
                                                                 -----------  -----------                 1997       1996
                                                       $'000        $'000        $'000        $'000     ---------  ---------
                                                                                                          $'000      $'000
GROUP
1 January.........................................       3,795       30,966      (14,598)          52      20,215     30,398
Shares issued in year.............................         159          843       --           --           1,002        725
Share issue expenses..............................      --              (36)      --           --             (36)      (142)
(Loss) for year...................................      --           --          (10,658)      --         (10,658)   (10,766)
                                                                                                   --
                                                         -----   -----------  -----------               ---------  ---------
31 December.......................................       3,954       31,773      (25,256)          52      10,523     20,215
                                                                                                   --
                                                                                                   --
                                                         -----   -----------  -----------               ---------  ---------
                                                         -----   -----------  -----------               ---------  ---------
COMPANY
1 January.........................................       3,795       31,107        3,043       --          37,945     37,762
Shares issued in year.............................         159          843       --           --           1,002        725
Share issue expenses..............................      --              (36)      --           --             (36)      (142)
(Loss) for year...................................      --           --          (14,894)      --         (14,894)      (400)
                                                                                                   --
                                                         -----   -----------  -----------               ---------  ---------
31 December.......................................       3,954       31,914      (11,851)      --          24,017     37,945
                                                                                                   --
                                                                                                   --
                                                         -----   -----------  -----------               ---------  ---------
                                                         -----   -----------  -----------               ---------  ---------

    As permitted by Section 230(1)(b) of the Companies Act 1985, Insignia Solutions plc has not published its separate profit and loss account. The amount of the loss dealt with in the group's financial statements is $14,894,000 (1996: loss $400,000).

16 PENSION COSTS

    The group has a 401(k) plan covering all of its US employees and a defined contribution pension plan covering all its UK employees. Under both these plans, employees may contribute a percentage of their compensation and the group makes certain matching contributions. Both the employees' and the groups' contributions are fully vested and nonforfeitable at all times. The assets of both these plans are held separately from those of the group in independently managed and administered funds. The group's contributions to these plans aggregated $315,000 in 1997 (1996: $340,000).

17 COMMITMENTS

    (1) Lease commitments

    The group has financial commitments in respect of non-cancellable operating leases. The rentals payable under these leases in the next year are:

                                                                                         PROPERTIES              EQUIPMENT
                                                                                    --------------------  ------------------------
                                                                                      1997       1996        1997         1996
                                                                                    ---------  ---------     -----        -----
                                                                                      $'000      $'000       $'000        $'000
Date of lease termination:
Within one year...................................................................        583        541          29           38
In second to fifth inclusive......................................................      2,415        586          14           28
                                                                                                                  --           --
                                                                                    ---------  ---------
                                                                                        2,998      1,127          43           66
                                                                                                                  --           --
                                                                                                                  --           --
                                                                                    ---------  ---------
                                                                                    ---------  ---------

                                      F25

                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

17 COMMITMENTS (CONTINUED)
    (2) Finance lease commitments

    Commitments for future minimum payments under finance leases are as follows:

                                                                                                        1997         1996
                                                                                                        -----        -----
                                                                                                        $'000        $'000
Within one year....................................................................................         125          367
Between one and five years.........................................................................         119          281
                                                                                                            ---          ---
                                                                                                            244          648
Less: amount representing interest.................................................................         (29)         (94)
                                                                                                            ---          ---
Obligations under finance leases (Notes 12 and 13).................................................         215          554
                                                                                                            ---          ---
                                                                                                            ---          ---

18 CURRENCY OPTIONS

    The group enters into currency option contracts to hedge the short-term impact of sterling fluctuations against the US dollar. The gains and losses on these contracts are included in the profit and loss account when the related operating revenues and expenses are recognised. At 31 December 1997, currency options of $2.0 million were outstanding (1996: $2.0 million outstanding). All contracts mature within one year of purchase.

19 SIGNIFICANT POST BALANCE SHEET EVENTS

    On February 5, 1998 the company completed the sale of its NTRIGUE technology to Citrix for $17.687 million. On February 5, 1998 the company received $8.937 million in cash. The total consideration was subject to a holdback into escrow of $8.75 million for the sole purpose of satisfying any obligations to Citrix arising from or in connection with an event against which the company would be required to indemnify Citrix. Subject to the foregoing, $2.5 million of such funds will be paid to the company in February 1999 and the remaining $6.25 million of such funds will be paid to the company in August 1999. In 1997 and 1996, the NTRIGUE products accounted for 34% and 16% of total revenues, respectively.

    As part of the sale of the Company's NTRIGUE technology, the company transferred 45 employees to Citrix, of which 43 were development engineers. In addition the company, as part of the sale in February 1998 of its NTRIGUE technology to Citrix, sublet the Citrix approximately 50% of its High Wycombe, United Kingdom facility.

20 RELATED PARTY TRANSACTIONS

    The company has taken advantage of the exemption in Financial Reporting Standard No 8 not to disclose transactions and balances between group entities that have been eliminated on consolidation.

    Transactions involving directors are disclosed in Notes 4 and 11 to the accounts and in the Directors' Report on pages F2 to F5.

                                      F26

                               INSIGNIA SOLUTIONS PLC

                INSTRUCTIONS TO THE BANK OF NEW YORK, AS DEPOSITARY

         MUST BE RECEIVED PRIOR TO THE CLOSE OF BUSINESS ON JULY 14, 1998)


     The undersigned registered holder of American Depositary Receipts hereby requests and instructs The Bank of New York, as Depositary, through its Agent, to endeavor, insofar as practicable, to vote or cause to be voted the number of shares or other Deposited Securities underlying the American Depositary Shares evidenced by Receipts registered in the name of the undersigned on the books of the Depositary as of the close of business on June 12, 1998, at the Annual General Meeting of the Members of INSIGNIA SOLUTIONS plc to be held in High Wycombe, England, on July 21, 1998 in respect of the resolutions specified on the reverse.

NOTE:

     PLEASE DIRECT THE DEPOSITARY HOW IT IS TO VOTE BY PLACING AN X IN THE APPROPRIATE BOX OPPOSITE THE RESOLUTIONS. THE DEPOSITARY SHALL NOT VOTE THE AMOUNT OF SHARES OR OTHER DEPOSITED SECURITIES UNDERLYING A RECEIPT EXCEPT IN ACCORDANCE WITH INSTRUCTIONS FROM THE HOLDER OF SUCH RECEIPT.


                                       INSIGNIA SOLUTIONS plc
                                       P.O BOX 11230
                                       NEW YORK, N.Y. 10203-0290

                   (Continued and to be dated and signed on the reverse side.)

2. TO RE-APPOINT PRICE WATERHOUSE AS UK STATUTORY AUDITORS OF THE COMPANY UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING AND TO AUTHORIZE THE DIRECTORS TO FIX THEIR REMUNERATION.

     [   ]     FOR       [   ]     AGAINST        [   ]     ABSTAIN

3.   TO ELECT AS A DIRECTOR PAUL L. BORRILL.

     [   ]     FOR       [   ]     AGAINST        [   ]     ABSTAIN

4.   TO RE-ELECT AS A DIRECTOR RICHARD M. NOLING.

     [   ]     FOR       [   ]     AGAINST        [   ]     ABSTAIN

5. TO APPROVE A RESOLUTION TO AMEND THE COMPANY'S 1995 EMPLOYEE SHARE PURCHASE PLAN.

     [   ]     FOR       [   ]     AGAINST        [   ]     ABSTAIN

6. The transaction of such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

Change of Address Mark Here [  ]

Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              Dated:  __________, 1998


                              -------------------------------------------
                              (Signature)


                              -------------------------------------------
                              Signature, if held jointly

Sign, date and return the Proxy Card promptly using the enclosed envelope. Votes MUST be indicated (X) in Black or Blue ink.

                              [REVERSE SIDE]

THE BANK OF NEW YORK
NEW YORK'S FIRST BANK - FOUNDED 1784 BY ALEXANDER HAMILTON


                                        101 BARCLAY STREET, NEW YORK, N.Y. 10286

AMERICAN DEPOSITARY RECEIPTS


                            INSIGNIA SOLUTIONS PLC

               NOTICE TO OWNERS OF AMERICAN DEPOSITARY RECEIPTS

                                 ************

     Owners of American Depositary Receipts of Insignia Solutions Plc are hereby notified that The Bank of New York, as Depositary, under the Deposit Agreement dated as of November 17, 1995, has received Notice of an Annual General Meeting of Insignia Solutions Plc to be held on July 21, 1998 in Berkshire, England. A copy of the Notice of Annual General Meeting is enclosed.

     By provision of Section 4.07 of the Deposit Agreement, Owners of record at the close of business on June 12, 1998 of Receipts are entitled, subject to applicable law and the provisions of the Memorandum and Articles of Association of the Company and the provisions of or governing the Deposited Securities, to instruct The Bank of New York, as Depositary, as to the exercise of the voting rights, if any, pertaining to the Deposited Securities represented by the American Depositary Shares evidenced by such Owner's Receipts. Upon the written request of an Owner on the record date, received by the close of business on July 14, 1998, The Bank of New York, as Depositary, shall endeavor, insofar as practicable, to vote or cause to be voted the number of shares or other Deposited Securities underlying the American Depositary Shares evidenced by such Receipt in accordance with the instructions set forth in such request. In the absence of instructions, the Depositary shall deliver a discretionary proxy for the shares evidenced by such Receipt in such form as provided by the Company to a person designated by the Company. The Depositary shall not itself exercise any voting discretion over any Deposited Securities.

     In view of the fact that requests from Owners must be received before the close of business on July 14, 1998 to be effective, there is enclosed a form for instructing the Depositary as to the exercise of voting rights together with a postage paid and addressed envelope for the return of such form.

                                       The Bank of New York,
                                          As Depositary


Dated:  June 16, 1998

                               INSIGNIA SOLUTIONS PLC

                         1995 EMPLOYEE SHARE PURCHASE PLAN

               Adopted by the Board of Directors on February 9, 1995
                and Amended on December 15, 1995 and April 21, 1998


1.  ESTABLISHMENT OF PLAN

     Insignia Solutions plc (the "COMPANY") proposes to grant options to subscribe for the Company's ordinary shares of 20p each, or any instruments evidencing such ordinary shares (e.g., American Depositary Shares or American Depositary Receipts), to eligible employees of the Company and its Subsidiaries (as hereinafter defined) pursuant to this Insignia Solutions plc 1995 Employee Share Purchase Plan (this "PLAN"). For purposes of this Plan, "Parent Corporation" and "Subsidiary" (collectively, "SUBSIDIARIES") shall have the same meanings as "parent corporation" and "subsidiary corporation" in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the "CODE"). The Company intends the Plan to qualify as an "employee stock purchase plan" under Section 423 of the Code (including any amendments to or replacements of such section), and the Plan shall be so construed. Any term not expressly defined in the Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. A total of five hundred twenty five thousand (525,000) of the Company's ordinary shares is reserved for issue under the Plan. Such number shall be subject to adjustments effected in accordance with Section 14 of the Plan.

2.  PURPOSES

     The purpose of the Plan is to provide employees of the Company and Subsidiaries designated by the Board of Directors of the Company (the "BOARD") as eligible to participate in the Plan with a convenient means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees' sense of participation in the affairs of the Company and Subsidiaries, and to provide an incentive for continued employment.

3.  ADMINISTRATION

     This Plan may be administered by the Board or a committee appointed by the Board (the "COMMITTEE"). If, at the time the Company becomes subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), a majority of the Board is not comprised of Disinterested Persons as defined in Rule 16b-3(d) promulgated under the Exchange Act, the Board shall appoint a committee consisting of at least two (2) members of the Board, each of whom is a Disinterested Person. As used in this Plan, references to the "Committee" shall mean either such committee or the Board if no committee has been established. After registration of the Company under the Exchange Act, Board members who are not

                                             1995 Employee Share Purchase Plan
                                                  as Amended on April 21, 1998

Disinterested Persons may not vote on any matters affecting the administration of this Plan, but any such member may be counted for determining the existence of a quorum at any meeting of the Board. Subject to the provisions of the Plan and the limitations of Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of the Plan shall be determined by the Board and its decisions shall be final and binding upon all participants. Members of the Board shall receive no compensation for their services in connection with the administration of the Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

4.  ELIGIBILITY

     Any employee of the Company or the Subsidiaries is eligible to participate in an Offering Period (as hereinafter defined) under the Plan except the following:

          (a) employees who are not employed by the Company or Subsidiaries on the fifteenth (15th) day of the month before the beginning of such Offering Period;

          (b) employees who are customarily employed for less than 20 hours per week;

          (c) employees who are customarily employed for less than 5 months in a calendar year;

          (d) employees who, together with any other person whose stock or shares would be attributed to such employee pursuant to Section 424(d) of the Code, own stock or shares or hold options to subscribe for ordinary shares or who, as a result of being granted an option under the Plan with respect to such Offering Period, would own shares or hold options to subscribe for shares possessing 5 percent or more of the total combined voting power or value of all classes of stock or shares of the Company or any of its Subsidiaries.

5.  OFFERING DATES

     The Offering Periods of the Plan (the "OFFERING PERIOD") shall be of six
(6) months duration commencing February 1 and August 1 of each year and ending on July 31 and January 31 respectively. Notwithstanding the foregoing, the first Offering Period shall commence on the date of the initial public offering and shall end on the earlier of the first July 31 or January 31 thereafter (the "FIRST OFFERING PERIOD"). Payroll deductions of each participant are accumulated under the Plan during the Offering Periods. The first day of each Offering Period is referred to as the "Offering Date". The last business day of each Offering Period is referred to as the "Purchase Date". The Board shall have the power to change the duration of Offering Periods with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

                                             1995 Employee Share Purchase Plan
                                                  as Amended on April 21, 1998

6.  PARTICIPATION IN THE PLAN

     Eligible employees may become participants in an Offering Period under the Plan on the first Offering Date after satisfying the eligibility requirements by delivering a subscription agreement to the Company's or Subsidiary's (whichever employs such employee) payroll department (the "PAYROLL DEPARTMENT") not later than five (5) days prior to such Offering Date unless a later time for filing the subscription agreement authorizing payroll deductions is set by the Board for all eligible employees with respect to a given Offering Period. An eligible employee who does not deliver a subscription agreement to the Payroll Department by such date after becoming eligible to participate in such Offering Period shall not participate in that Offering Period or any subsequent Offering Period unless such employee enrolls in the Plan by filing a subscription agreement with the Payroll Department not later than five (5) days prior to such subsequent Offering Date. Once an employee becomes a participant in an Offering Period, such employee will automatically participate in the Offering Period commencing immediately following the last day of the prior Offering Period unless the employee withdraws from the Plan or terminates further participation in the Offering Period as set forth in Section 11 below. Such participant is not required to file any additional subscription agreement in order to continue participation in the Plan.

7.  GRANT OF OPTION ON ENROLLMENT

     Enrollment by an eligible employee in the Plan with respect to an Offering Period will constitute the grant (as of the Offering Date) by the Company to such employee of an option to subscribe on the Purchase Date for up to that number of ordinary shares of the Company determined by dividing the amount accumulated in such employee's payroll deduction account during such Offering Period, and if applicable, as converted into U.S. Dollars at the Conversion Rate (as defined in Section 9(g)) on the Purchase Date, by the lower of (i) eighty-five percent (85%) of the fair market value of an ordinary share of the Company on the Offering Date (the "ENTRY PRICE") or
(ii) eighty-five percent (85%) of the fair market value of an ordinary share of the Company on the Purchase Date; provided, however, that the number of ordinary shares of the Company subject to any option granted pursuant to this Plan shall not exceed the lesser of (a) the maximum number of shares set by the Board pursuant to Section 10(c) below with respect to the applicable Offering Period, or (b) 200% of the number of shares determined by using 85% of the fair market value of an ordinary share of the Company on the Offering Date as the denominator. Fair market value of an ordinary share of the Company shall be determined as provided in Section 8 hereof.

8.  PURCHASE PRICE

     The purchase price of shares issued pursuant to this Plan shall be payable in U.S. Dollars. The purchase price per share at which a share will be issued in any Offering Period shall be 85 percent of the lesser of:

     (a)  The fair market value on the Offering Date; or

                                             1995 Employee Share Purchase Plan
                                                  as Amended on April 21, 1998

     (b)  The fair market value on the Purchase Date.

Notwithstanding the foregoing, the purchase price per ordinary share shall not in any circumstances be less than the U.S. Dollar equivalent, at the Conversion Rate (as defined in Section 9(g)) on the Purchase Date, of 20p (being the par value of an ordinary share).

     For purposes of the Plan, the term "fair market value" on a given date shall mean the fair market value of an ordinary share of the Company, or instrument evidencing such ordinary shares (e.g., American Depositary Shares or American Depositary Receipts) in U.S. Dollars, as determined by the Committee from time to time in good faith. If a public market exists for the shares, or instrument evidencing such ordinary shares (e.g., American Depositary Shares or American Depositary Receipts), the fair market value shall be the average of the last reported bid and asked prices for an ordinary share of the Company on the last trading day prior to the date of determination, or, in the event ordinary shares of the Company, or instruments evidencing such ordinary shares (e.g., American Depositary Shares or American Depositary Receipts), are listed on the Nasdaq National Market, the fair market value shall be the closing price of a share, or instrument evidencing such ordinary shares (e.g., American Depositary Shares or American Depositary Receipts), on the determination date as quoted on the Nasdaq National Market or if no such reported sale takes place on such date, the closing price on the next preceding trading date on which a reported sale occurred. Notwithstanding the foregoing, the fair market value of a share, or instrument evidencing such ordinary shares (e.g., American Depositary Shares or American Depositary Receipts), on the First Offering Date (which is the first business day of the First Offering Period under this Plan) shall be the price per share at which such shares or instruments are initially offered for sale to the public in the Company's initial public offering.

9.  PAYMENT OF PURCHASE PRICE;  CHANGES IN PAYROLL
    DEDUCTIONS; ISSUE OF SHARES

     (a) The purchase price of the shares is accumulated by regular payroll deductions made during each Offering Period. The deductions are made as a percentage of the participant's compensation in one percent increments not less than 2 percent nor greater than 10 percent, not to exceed $25,000 per year, or the U.S. Dollar equivalent determined at the Conversion Rate (as defined in Section 9(g)) on the Offering Date, or such lower limit set by the Committee. Compensation for U.S. employees shall mean all W-2 compensation, including, but not limited to base salary, wages, commissions, overtime, shift premiums and bonuses, plus draws against commissions and excluding car allowances and any other in kind employment related benefits; provided, however, that for purposes of determining a participant's compensation, any election by such participant to reduce his or her regular cash remuneration under Sections 125 or 401(k) of the Code shall be treated as if the participant did not make such election. Compensation for U.K. employees shall mean all compensation, including, but not limited to base salary, wages, commissions, overtime, the substantial equivalent of U.S. "shift premiums" and bonuses, plus draws against commissions and excluding car allowances and any other in kind employment related benefits. Payroll deductions shall commence on the first payday following the Offering

                                             1995 Employee Share Purchase Plan
                                                  as Amended on April 21, 1998

Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in the Plan.

     (b) A participant may lower (but not increase) the rate of payroll deductions during an Offering Period by filing with the Payroll Department a new authorization for payroll deductions, in which case the new rate shall become effective for the next payroll period commencing more than 15 days after the Payroll Department's receipt of the authorization and shall continue for the remainder of the Offering Period unless changed as described below. Such change in the rate of payroll deductions may be made at any time during an Offering Period, but not more than one change may be made effective during any Offering Period. A participant may increase or decrease the rate of payroll deductions for any subsequent Offering Period by filing with the Payroll Department a new authorization for payroll deductions not later than five (5) days prior to the beginning of such subsequent Offering Period.

     (c) All payroll deductions made for a participant are credited to his or her account under the Plan and are deposited with the general funds of the Company. No interest accrues on the payroll deductions. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     (d) On each Purchase Date, so long as the Plan remains in effect and provided that the participant has not submitted a signed and completed withdrawal form before that date, as set forth in Section 11 below, which notifies the Company that the participant wishes to withdraw from that Offering Period under the Plan and have all payroll deductions accumulated in the account maintained on behalf of the participant as of that date returned to the participant, the Company shall apply the funds, and if applicable, as converted into U.S. Dollars at the Conversion Rate (as defined in Section 9(g)) on the Purchase Date, then in the participant's account to the subscription for a whole number of ordinary shares reserved under the option granted to such participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The purchase price per share shall be as specified in Section 8 of the Plan. Any cash remaining in a participant's account after such subscription for ordinary shares shall be refunded to such participant in cash, without interest; provided, however, that any amount remaining in such participant's account on a Purchase Date which is less than the amount necessary to subscribe for a single ordinary share shall be carried forward, without interest, into the next Offering Period. In the event that the Plan has been oversubscribed, all funds not used to subscribe for ordinary shares on the Purchase Date shall be returned to the participant, without interest. No ordinary shares shall be subscribed for on a Purchase Date on behalf of any employee whose participation in the Plan has terminated prior to such Purchase Date.

     (e) As promptly as practicable after the Purchase Date, the Company shall arrange the delivery to each participant of a certificate representing the shares issued upon exercise of his option.

     (f) During a participant's lifetime, such participant's option to subscribe for shares hereunder is exercisable only by him or her. The participant will have no interest or voting right

                                             1995 Employee Share Purchase Plan
                                                  as Amended on April 21, 1998

in shares covered by his or her option until such option has been exercised. Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

     (g) "Conversion Rate" means the average currency conversion rate quoted by the Bank of America in London for converting Pounds Sterling into U.S. Dollars.

10.  LIMITATIONS ON SHARES TO BE PURCHASED

     (a) No employee shall be entitled to subscribe for shares under the Plan at a rate which, when aggregated with his or her rights to subscribe for shares under all other employee stock purchase plans of the Company or any Subsidiary, exceeds $25,000 (or if applicable, the U.S. Dollars equivalent determined at the Conversion Rate (as defined in Section 9(g)) as of the Offering Date) in fair market value, determined as of the Offering Date (or such other limit as may be imposed by the Code) for each calendar year in which the employee participates in the Plan.

     (b) No more than 200% of the number of shares determined by using 85% of the fair market value of an ordinary share of the Company on the Offering Date as the denominator may be subscribed for by a participant on any single Purchase Date.

     (c) No employee shall be entitled to subscribe for more than the Maximum Share Amount (as defined below) on any single Purchase Date. Not less than thirty days prior to the commencement of any Offering Period, the Board may, in its sole discretion, set a maximum number of shares which may be subscribed for by any employee at any single Purchase Date (hereinafter the "MAXIMUM SHARE AMOUNT"). In no event shall the Maximum Share Amount exceed the amounts permitted under Section 10(b) above. If a new Maximum Share Amount is set, then all participants must be notified of such Maximum Share Amount not less than fifteen days prior to the commencement of the next Offering Period. Once the Maximum Share Amount is set, it shall continue to apply with respect to all succeeding Purchase Dates and Offering Periods unless revised by the Board as set forth above.

     (d) If the number of shares to be subscribed for on a Purchase Date by all employees participating in the Plan exceeds the number of shares then available for issue under the Plan, the Company will make a pro rata allocation of the remaining shares in as uniform a manner as shall be practicable and as the Board shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares to be subscribed for under a participant's option to each participant affected thereby.

     (e) Any payroll deductions accumulated in a participant's account which are not used to subscribe for ordinary shares due to the limitations in this
Section 10 shall be returned to the participant as soon as practicable after the end of the Offering Period, without interest.

                                             1995 Employee Share Purchase Plan
                                                  as Amended on April 21, 1998

11.  WITHDRAWAL

     (a) Each participant may withdraw from an Offering Period under the Plan by signing and delivering to the Payroll Department notice on a form provided for such purpose. Such withdrawal may be elected at any time at least 15 days prior to the end of an Offering Period.

     (b) Upon withdrawal from the Plan, the accumulated payroll deductions shall be returned to the withdrawn participant, without interest, and his or her interest in the Plan shall terminate. In the event a participant voluntarily elects to withdraw from the Plan, he or she may not resume his or her participation in the Plan during the same Offering Period, but he or she may participate in any Offering Period under the Plan which commences on a date subsequent to such withdrawal by filing a new authorization for payroll deductions in the same manner as set forth in Section 6 above for initial participation in the Plan.

12.  TERMINATION OF EMPLOYMENT

     Termination of a participant's employment for any reason, including retirement, death or the failure of a participant to remain an eligible employee, immediately terminates his or her participation in the Plan. In such event, the payroll deductions credited to the participant's account will be returned to him or her or, in the case of his or her death, to his or her legal representative, without interest. For purposes of this Section 12, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

13.  RETURN OF PAYROLL DEDUCTIONS

     In the event a participant's interest in the Plan is terminated by withdrawal, termination of employment or otherwise, or in the event the Plan is terminated by the Board, the Company shall promptly deliver to the participant all payroll deductions credited to his account. No interest shall accrue on the payroll deductions of a participant in the Plan.

14.  CAPITAL CHANGES

     Subject to any required action by the shareholders of the Company, the number of ordinary shares covered by each option under the Plan which has not yet been exercised and the number of ordinary shares which have been authorized for issue under the Plan but have not yet been placed under option (collectively, the "RESERVES"), as well as the price per ordinary share covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued ordinary shares resulting from any consolidation or subdivision of ordinary shares of the Company, or any bonus or other capitalization issue of ordinary shares or any other increase or decrease in the number of issued ordinary shares effected without receipt of consideration by the Company; provided, however,

                                             1995 Employee Share Purchase Plan
                                                  as Amended on April 21, 1998

that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of ordinary shares subject to an option.

     In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that the options under the Plan shall terminate as of a date fixed by the Board and give each participant the right to exercise his or her option as to all of the ordinary shares comprised in the option, including shares in respect of which the option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the sale of the entire share capital of the Company to another corporation, (whether for consideration in cash or in the form of securities of any kind) (a "merger"), each option under the Plan shall be assumed or an equivalent option shall be substituted by the purchasing corporation or a parent or subsidiary of such purchasing corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the participant shall have the right to exercise the option as to all of the ordinary shares comprised in the option.
If the Board makes an option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the participant that the option shall be fully exercisable for a period of twenty
(20) days from the date of such notice, and the option will terminate upon the expiration of such period.

     The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per ordinary share comprised in each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of share capital, or in the event of a merger.

15.  NONASSIGNABILITY

     Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 22 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect.

                                             1995 Employee Share Purchase Plan
                                                  as Amended on April 21, 1998

16.  REPORTS

     Individual accounts will be maintained for each participant in the Plan. Each participant shall receive promptly after the end of each Offering Period a report of his or her account setting forth the total payroll deductions accumulated (and if applicable, the Conversion Rate (as defined in Section 9(g)) at which such participant's payroll deductions were converted into U.S. Dollars), the number of shares subscribed for, the per share price thereof and the remaining cash balance, if any, carried forward to the next Offering Period.

17.  NOTICE OF DISPOSITION

     Each participant shall notify the Company if the participant disposes of any of the shares subscribed for in any Offering Period pursuant to this Plan if such disposition occurs within two years from the Offering Date or within one year from the Purchase Date on which such shares were subscribed for (the "NOTICE PERIOD"). Unless such participant is disposing of any of such shares during the Notice Period, such participant shall keep the certificates representing such shares in his or her name (and not in the name of a nominee) during the Notice Period. The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to the Plan requesting the Company's transfer agent to notify the Company of any transfer of the shares. The obligation of the participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates.

18.  NO RIGHTS TO CONTINUED EMPLOYMENT

     (a) Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Subsidiary, or restrict the right of the Company or any Subsidiary to terminate such employee's employment.

     (b) In the event that any person holding an option under the Plan ceases to be employed by the Company or a Subsidiary for whatever reason, he shall have no right to any compensation in respect of the loss of his right to receive shares under this Plan.

19.  EQUAL RIGHTS AND PRIVILEGES

     All eligible employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of the Plan which is inconsistent with
Section 423 or any successor provision of the Code shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of Section 423. This Section 19 shall take precedence over all other provisions in the Plan.

                                             1995 Employee Share Purchase Plan
                                                  as Amended on April 21, 1998

20.  NOTICES

     All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21.  TERM; SHAREHOLDER APPROVAL

     This Plan shall become effective at such date and time as the Registration Statement filed with the Securities and Exchange Commission relating to the Company's securities is declared effective (and then only provided that the initial public offering later closes). This Plan shall be approved by the shareholders of the Company, in any manner permitted by applicable corporate law, within twelve months before or after the date this Plan is adopted by the Board. No subscription for shares pursuant to the Plan shall occur prior to such shareholder approval. Thereafter, no later than twelve (12) months after the Company becomes subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 with respect to shareholder approval. The Plan shall continue until the earlier to occur of termination by the Board, issue of all of the ordinary shares reserved for issue under the Plan, or ten (10) years from the adoption of the Plan by the Board.

22.  DESIGNATION OF BENEFICIARY

     (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of an Offering Period but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to a Purchase Date.

     (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

23.  CONDITIONS UPON ISSUE OF SHARES; LIMITATION ON SALE OF SHARES

     Shares shall not be issued with respect to an option unless the exercise of such option and the issue and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as

                                             1995 Employee Share Purchase Plan
                                                  as Amended on April 21, 1998

amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

24.  AMENDMENT OR TERMINATION OF THE PLAN

     The Board may at any time amend, terminate or extend the term of the Plan, except that any such termination cannot affect options previously granted under the Plan, nor may any amendment make any change in an option previously granted which would adversely affect the right of any participant, nor may any amendment be made without approval of the shareholders of the Company obtained in accordance with Section 21 hereof within 12 months of the adoption of such amendment (or earlier if required by Section 21) if such amendment would:

     (a)  increase the number of shares that may be issued under the Plan;

     (b) change the designation of the employees (or class of employees) eligible for participation in the Plan; or

     (c) constitute an amendment for which shareholder approval is required in order to comply with Rule 16b-3 (or any successor rule) of the Exchange Act.

25.  GOVERNING LAW

     The Plan and all agreements, documents and instruments entered into pursuant to the Plan shall be governed by and construed in accordance with the internal laws of the State of California, excluding that body of law pertaining to conflict of laws.

                             INSIGNIA SOLUTIONS PLC

                        PROXY FOR ANNUAL GENERAL MEETING
                                 JULY 21, 1998

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY The undersigned hereby appoints as proxies, or proxy, Nicholas, Viscount Bearsted and Richard M. Noling, or either of them, or __________________________

(see Note below), each with full power of substitution, and hereby authorizes them or him to represent and to vote, as designated below, all Ordinary Shares, 20p each, of Insignia Solutions plc (the "Company"), held by the undersigned, at the Annual General Meeting of the Company to be held at Kingsmead Business Park, London Road, High Wycombe, Buckinghamshire, HP11 1JU, United Kingdom, on Tuesday, July 21, 1998, at 12:30 p.m., local time, and at any adjournments or postponements thereof.

2. TO RE-APPOINT PRICE WATERHOUSE AS UK STATUTORY AUDITORS OF THE COMPANY UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING AND TO AUTHORIZE THE DIRECTORS TO FIX THEIR REMUNERATION.

    / / FOR       / / AGAINST       / / ABSTAIN

3.  TO ELECT AS A DIRECTOR PAUL L. BORRILL.

    / / FOR       / / AGAINST       / / ABSTAIN

4.  TO RE-ELECT AS A DIRECTOR RICHARD M. NOLING.

    / / FOR       / / AGAINST       / / ABSTAIN

5. TO APPROVE A RESOLUTION TO AMEND THE COMPANY'S 1995 EMPLOYEE SHARE PURCHASE PLAN.

    / / FOR       / / AGAINST       / / ABSTAIN

6. The transaction of such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

    The Board of Directors recommends that you vote FOR all Proposals.

THIS PROXY WILL BE VOTED AS DIRECTED ABOVE. WHEN NO CHOICE IS INDICATED, THE PROXY OR PROXIES WILL VOTE OR ABSTAIN FROM VOTING AT THEIR DISCRETION. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

                                                --------------------------------
                                                (Print Shareholder(s) name)
                                                --------------------------------
                                                (Signature(s) of Shareholder or
                                                Authorized Signatory)
                                                --------------------------------

                                                Dated:
            ------------------------------------------------------------------ ,
                                                1998

Please sign exactly as your name(s) appear(s) on your share certificate. If shares stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, any such person may give a proxy; however, if more than one of such joint holders is present at the meeting, either personally or by proxy, the person whose name stands first in the Register as one of such holders shall be entitled to vote in respect of the shares. If shares are held of record by a corporation, the proxy should be executed by one or more duly authorized officers. Please date the proxy. A proxy should be filed together with the power of attorney or other authority, if any, under which it was signed.

   WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO
    COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED RETURN
        ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

The proxy should be returned to the offices of the Company at Buckingham Court, Kingsmead Business Park, London Road, High Wycombe, Buckinghamshire HP11 1JU not later than 12:30 p.m. on July 19, 1998, being 48 hours prior to the time fixed for the Annual General Meeting.

------------------------------

Note: If you wish to appoint someone other than Viscount Bearsted or Mr. Noling as proxy, references to Viscount Bearsted and Mr. Noling should be deleted, and the name of the intended proxy inserted in the space provided. A proxy need not be a member of the Company but must attend the meeting in person to represent you.

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